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              THE TRAVELERS INSURANCE COMPANY - ONE TOWER SQUARE -
                         HARTFORD, CONNECTICUT - 06183

                                 A STOCK COMPANY







       We are pleased to provide you the benefits of this Variable Annuity Contract. Please read your contract and all attached forms carefully.


                         RIGHT TO EXAMINE THIS CONTRACT

              IF THIS CONTRACT IS RETURNED TO US AT OUR OFFICE OR TO OUR AGENT TO BE CANCELLED WITHIN 20 DAYS AFTER ITS DELIVERY TO YOU, WE WILL PAY YOU THE CONTRACT VALUE DETERMINED AS OF THE NEXT VALUATION DATE AFTER WE RECEIVE THE WRITTEN REQUEST AT OUR OFFICE, PLUS ANY PREMIUM TAX CHARGES OR CONTRACT CHARGES PAID. AFTER THE CONTRACT IS RETURNED, IT WILL BE CONSIDERED AS NEVER IN EFFECT.


       This contract is issued in consideration of the purchase payment. It is subject to the terms and conditions stated on the attached pages, all of which are a part of it.

                        Executed at Hartford, Connecticut

                        /s/ M.A. CARPENTER

                                    Chairman


This is a legal contract between you and us.       READ YOUR CONTRACT CAREFULLY.

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                  TAX QUALIFIED
                    LIFE ANNUITY COMMENCING AT MATURITY DATE

     ELECTIVE OPTIONS                                     NON-PARTICIPATING


 ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE
     INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT
                      GUARANTEED AS TO FIXED DOLLAR AMOUNT.


L-14539                                                        TIC Ed. 01-96

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                                TABLE OF CONTENTS


Right to Examine this Contract                                  Cover Page

Contract Specifications                                         Page 3

Definitions                                                     Page 5

Owner, Beneficiary and Annuitant Provisions                     Page 6

Purchase Payment and Valuation Provisions                       Pages 7-9

Death Benefit Provisions                                        Page 10

Settlement Provisions                                           Pages 11-13

General Provisions                                              Pages 14-15

Table of Values                                                 Page 16

Life Annuity Tables                                             Pages 17-18





           Any Riders or Endorsements follow the Life Annuity Tables.


L-14539                             Page 2                     TIC Ed. 01-96

                             CONTRACT SPECIFICATIONS

OWNER           JOHN DOE

ANNUITANT       JOHN DOE

CONTRACT NUMBER SPECIMEN                12/01/95    CONTRACT DATE

MONTHLY LIFE ANNUITY                    12/01/25    MATURITY DATE

--------------------------------------------------------------------------------

PURCHASE PAYMENTS:

Minimum Initial Purchase Payment:  $20,000
Minimum Subsequent Purchase Payment:  $500
Maximum Purchase Payment:  $1,000,000 unless we consent to a larger amount

FIXED ACCOUNT GUARANTEED INTEREST PERIODS: The initial rate for any deposit is guaranteed for one year from date of deposit. Subsequent renewal rates will be guaranteed for the calendar quarter.

TRANSFER CHARGE:  $0.00

You may transfer up to 15% of the Fixed Account value to any of the Sub-Accounts twice a year during the 30 days following the semi-annual Contract Date anniversary.

AMOUNTS DEDUCTED ON SURRENDER:  0%

CONTRACT CHARGE

$50.00, annually. This charge will be taken on the fourth Friday of August of each year. This charge will be waived if your Contract Value is equal to or greater than $75,000 on the date the charge would be taken. No contract charge will be deducted from the Fixed Account.

UPON ANNUITIZATION, THE ASSUMED DAILY NET INVESTMENT FACTOR IS 1.000081 FOR ALL SUB-ACCOUNTS.

DEATH BENEFIT
You have elected the Standard Death Benefit for this Contract; please see the attached Standard Death Benefit Endorsement for a complete description of this benefit.

TERMINATION

We reserve the right to terminate this contract when the Contract Value is less than the Termination Amount of $1,000 and no purchase payments have been made for at least two years.


L-14540DW                             3                Asset Manager
                                                                TIC ED. 7-98

SEPARATE ACCOUNT: THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

FUNDING OPTIONS:

Morgan Stanley Universal Funds, Inc.:
      Emerging Markets Equity Portfolio
      Global Equity Portfolio
      Mid Cap Value Portfolio
      Value Portfolio
  Van Kampen American Capital Life Investment Trust:
      Domestic Income Portfolio
      Emerging Growth Portfolio
      Enterprise Portfolio
      Government Portfolio
      Growth and Income Portfolio
      Money Market Portfolio
      Morgan Stanley Real Estate Securities Portfolio
  Salomon Brothers Variable Series Funds, Inc.:
      Salomon Brothers Variable Capital Fund
      Salomon Brothers Variable High Yield Bond Fund
      Salomon Brothers Variable Investors Fund
      Salomon Brothers Variable Strategic Bond Fund

For Contract Years 1-6, there is a Sub-Account Deduction of .0000438 for each day in the Valuation Period.
For Contract Years 7 and thereafter, there is a Sub-Account Deduction of .0000425 for each day in the Valuation Period.

Information about the Separate Account is provided in the prospectus for The Travelers Separate Account Seven For Variable Annuities.


L-14540DW                             4                Asset Manager
                                                                TIC ED. 7-98

                             CONTRACT SPECIFICATIONS

OWNER            JOHN DOE

ANNUITANT        JOHN DOE

CONTRACT NUMBER  SPECIMEN              12/01/95    CONTRACT DATE

MONTHLY LIFE ANNUITY                   12/01/25    MATURITY DATE

--------------------------------------------------------------------------------

PURCHASE PAYMENTS:

Minimum Initial Purchase Payment:  $20,000
Minimum Subsequent Purchase Payment:  $500
Maximum Purchase Payment:  $1,000,000 unless we consent to a larger amount

FIXED ACCOUNT GUARANTEED INTEREST PERIODS: The initial rate for any deposit is guaranteed for one year from date of deposit. Subsequent renewal rates will be guaranteed for the calendar quarter.

TRANSFER CHARGE:  $0.00

You may transfer up to 15% of the Fixed Account value to any of the Sub-Accounts twice a year during the 30 days following the semi-annual Contract Date anniversary.

AMOUNTS DEDUCTED ON SURRENDER:  0%

CONTRACT CHARGE

$50.00, annually. This charge will be taken on the fourth Friday of August of each year. This charge will be waived if your Contract Value is equal to or greater than $75,000 on the date the charge would be taken. No contract charge will be deducted from the Fixed Account.

UPON ANNUITIZATION, THE ASSUMED DAILY NET INVESTMENT FACTOR IS 1.000081 FOR ALL SUB-ACCOUNTS.

DEATH BENEFIT
You have elected the Enhanced Death Benefit for this Contract; please see the attached Enhanced Death Benefit Endorsement for a complete description of this benefit.

TERMINATION

We reserve the right to terminate this contract when the Contract Value is less than the Termination Amount of $1,000 and no purchase payments have been made for at least two years.


L-14540DWE                            3                Asset Manager
                                                                TIC ED. 7-98

SEPARATE ACCOUNT: THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

FUNDING OPTIONS:

Morgan Stanley Universal Funds, Inc.:
      Emerging Markets Equity Portfolio
      Global Equity Portfolio
      Mid Cap Value Portfolio
      Value Portfolio
  Van Kampen American Capital Life Investment Trust:
      Domestic Income Portfolio
      Emerging Growth Portfolio
      Enterprise Portfolio
      Government Portfolio
      Growth and Income Portfolio
      Money Market Portfolio
      Morgan Stanley Real Estate Securities Portfolio
  Salomon Brothers Variable Series Funds, Inc.:
      Salomon Brothers Variable Capital Fund
      Salomon Brothers Variable High Yield Bond Fund
      Salomon Brothers Variable Investors Fund
      Salomon Brothers Variable Strategic Bond Fund

For Contract Years 1-6, there is a Sub-Account Deduction of .0000479 for each day in the Valuation Period.
For Contract Years 7 and thereafter, there is a Sub-Account Deduction of .0000425 for each day in the Valuation Period.

Information about the Separate Account is provided in the prospectus for The Travelers Separate Account Seven For Variable Annuities.


L-14540DWE                            4                Asset Manager
                                                                TIC ED. 7-98

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                                   DEFINITIONS
--------------------------------------------------------------------------------

     (a) ACCOUNT(s) - the Sub-Accounts and/or the Fixed Account under this contract.

     (b) ACCUMULATION UNIT - an accounting unit of measure used to calculate the value of this contract before Annuity payments begin.

     (c)  AGE - age last birthday.

     (d) ANNUITANT - the person on whose life the Maturity Date and Annuity payments depend.

     (e) ANNUITY UNIT - an accounting unit of measure used to calculate the amount of Annuity Payments.

     (f) CODE - the Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of this contract.

     (g)  CONTRACT DATE - the date on which the contract is issued.

     (h)  CONTRACT YEARS - twelve month periods beginning with the Contract
          Date.

     (i) DEATH REPORT DATE - the Valuation Date coincident with or next following the day on which we have received 1) Due Proof of Death and
          2) a Written Request for an election of a single sum payment or an alternate Settlement Option as described in the contract.

     (j) DUE PROOF OF DEATH - (I) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

     (k) FIXED ACCOUNT - an account that consists of all of the assets under this contract other than those in the Separate Account.

     (l) FUNDING OPTION - an open-end diversified management investment company indicated in the CONTRACT SPECIFICATIONS, which serves as an investment option under the Separate Account.

     (m)  MATURITY DATE - the date on which the Annuity payments are to begin.

     (n) OUR OFFICE - the Home Office of The Travelers Insurance Company or any other office which we may designate for the purpose of administering this contract.

     (o) RECORDED - a Written Request is recorded when the information is noted in our file for this contract.

     (p) SEPARATE ACCOUNTS - those Separate Accounts indicated in the CONTRACT SPECIFICATIONS which we established for this class of contracts and certain other contracts.

     (q) SETTLEMENT OPTIONS - an Annuity or Income option elected under this contract.

     (r) SUB-ACCOUNT - that portion of the assets of a Separate Account which is allocated to a particular Underlying Fund.

     (s) TAX QUALIFIED CONTRACT - a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

     (t)  VALUATION DATE - a date on which a Sub-Account is valued.

     (u)  VALUATION PERIOD - the period between successive valuations.

     (v)  WE, US, OUR - The Travelers Insurance Company.

     (w) WRITTEN REQUEST - written information including requests for contract changes sent to us in a form and content satisfactory to us and received at Our Office.

     (x)  YOU, YOUR - the Owner.



L-14541                               5                        TIC Ed. 01-96

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                   OWNER, BENEFICIARY AND ANNUITANT PROVISIONS
--------------------------------------------------------------------------------

OWNER

This contract belongs to the owner shown on the CONTRACT SPECIFICATIONS. As owner, you have sole power to exercise rights and receive benefits under this contract during the Annuitant's lifetime. In order to maintain tax qualification, this contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as may be required or permitted under applicable sections of the Code. We will administer this contract only as a Tax Qualified Contract.

You will be the recipient of all payments while the Annuitant is alive unless you direct them to an alternative recipient under a Recorded payment direction. An alternative recipient under a payment direction does not become the owner. A payment direction is revocable by you at any time by Written Request giving 30 days advance notice.

CREDITOR CLAIMS

To the extent permitted by law, no right or benefit of the owner, Annuitant or Beneficiary under this contract shall be subject to the claims of creditors or any legal process.

BENEFICIARY

The Beneficiary is the party named in a Written Request. The Beneficiary receives any remaining contractual benefits upon the death of the Annuitant.

You may change or add a Beneficiary by Written Request during the lifetime of the Annuitant and while this contract continues. Once a change of Beneficiary is Recorded by us, it will take effect as of the date of the request, subject to any payments made or other actions taken by us before the recording.

If no beneficiary has been named by you, or none survives when the Annuitant dies, the interest of any Beneficiary will pass:

     a. to the estate of the owner of a Tax Qualified Contract qualifying under Section 408 of the Code, or to the estate of the owner of a non-trusteed Tax Qualified Contract under other than Section 408 of the Code; or

     b. to the trustee or plan administrator of a trusteed Tax Qualified plan contract for further distribution in accordance with the plan.

ANNUITANT

The Annuitant is the individual shown on the CONTRACT SPECIFICATIONS on whose life the first Annuity payment is made. The Annuitant may not be changed after the Contract Date except as may be provided under a provision of the tax law qualification rider currently in effect for this contract.


L-14541                               6                        TIC Ed. 01-96

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                    PURCHASE PAYMENT AND VALUATION PROVISIONS
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PURCHASE PAYMENTS

PURCHASE PAYMENT
Purchase payments are the payments you make for this contract and the benefits it provides. An initial lump sum purchase payment must be made to the contract and is due and payable before the contract becomes effective. Each purchase payment is payable as shown on the CONTRACT SPECIFICATIONS to us at Our Office or to one of our authorized representatives. No purchase payments after the initial purchase payment are required to continue this contract in force, except as provided in the "Termination" provision.

Net purchase payments are that part of your purchase payments applied to the Contract Value. A net purchase payment is equal to the purchase payment less any applicable premium tax charge.

ALLOCATION OF PURCHASE PAYMENTS
We will apply any net purchase payments to provide Accumulation Units of selected Sub-Accounts and/or the Fixed Account of this contract. The initial purchase payment will be applied within two business days following its receipt at Our Office. Any subsequent purchase payments will be applied as of the next valuation following receipt of those payments at Our Office. The net purchase payment will be allocated to the Accounts in the proportion specified by you for this contract. By Written Request, you may change your choice of Accounts or allocation percentages. The available Funding Options to which Sub-Account assets are allocated are shown on the CONTRACT SPECIFICATIONS; funds may be subsequently added or deleted.

SUB-ACCOUNT VALUATION

NUMBER OF ACCUMULATION UNITS
The number of Accumulation Units to be credited to each Sub-Account once a purchase payment has been received by us will be determined by dividing the net purchase payment applied to that Sub-Account by the then Accumulation Unit Value of that Sub-Account.

ACCUMULATION UNIT VALUE
The initial value of an Accumulation Unit for each Sub-Account was set at $1.00. We determine the value of an Accumulation Unit in each Sub-Account on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the net investment factor for that Sub-Account for the Valuation Period just ended.

The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next Valuation Date.

NET INVESTMENT FACTOR
The net investment factor is a factor applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The net investment factor for a Sub-Account for any Valuation Period is equal to the sum of 1.0000 plus the net investment rate.

Each Sub-Account's net investment rate for a Valuation Period is equal to the gross investment rate for that Sub-Account, less the applicable Sub-Account deduction for the Valuation Period.

All Sub-Account deductions are shown on the CONTRACT SPECIFICATIONS.

The gross investment rate of a Sub-Account for a Valuation Period is equal to
(1) divided by (2) where (1) is:

a.   investment income, plus

b.   capital gains and losses, whether realized or unrealized; less

c. a deduction for any tax levied against the Separate Account and its Funding Options; and

(2) is the amount of the assets at the beginning of the Valuation Period.

The gross investment rate for a Sub-Account may be either positive or negative. If a Sub-Account is invested in shares of a Funding Option, assets are based on the net asset value of the Funding Option. Investment income includes any distribution whose ex-dividend date occurs during the Valuation Period.


L-14541                               7                        TIC Ed. 01-96

FIXED ACCOUNT VALUATION

NUMBER OF ACCUMULATION UNITS - We will determine the number of Accumulation Units to be credited to the Fixed Account on receipt of a purchase payment by dividing the net purchase payment applied to the Fixed Account by the then dollar value of one Accumulation Unit Value of the Fixed Account.

ACCUMULATION UNIT VALUE - We determine the value of an Accumulation Unit in the Fixed Account on any day by multiplying the value on the immediately preceding day by the net interest factor for the day on which the value is being determined.

NET INTEREST FACTOR - The net interest factor for any day is the guaranteed net interest rate which is equivalent to an effective annual interest rate of 3.00%, plus 1.0000. The method of crediting additional interest will be at our discretion.

Interest is declared in advance. Before Annuity or Income payments begin, we may credit the Fixed Account with annual interest rates higher than the minimum guaranteed interest rate of 3.00%. Interest rates may be higher or lower than the initial interest rates, but not less than the minimum guaranteed interest rate of 3.00%. Additional amounts may be credited by us at our discretion for the guaranteed interest periods shown on the CONTRACT SPECIFICATIONS.

TRANSFER BETWEEN ACCOUNTS

You may transfer all or any part of the Contract Value from one Sub-Account to any other Sub-Account at any time up to 30 days before the due date of the first Annuity or Income payment. Additionally, you may transfer a part of the Fixed Account value to any of the Sub-Accounts, twice a year during the 30 days following the semi-annual Contract Date Anniversary in the amount shown on the CONTRACT SPECIFICATIONS.

Amounts may generally be transferred from the Sub-Accounts to the Fixed Account at any time, up to 30 days before the due date of the first Annuity or Income payment. Amounts previously transferred from the Fixed Account to the Sub-Accounts may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to limit the number of transfers from one Sub-Account to any other Sub-Account or to the Fixed Account. We will not limit these transfers to less than one in any six month period.

Transfers between Accounts will result in the addition or deletion of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Account. The number of Accumulation Units will be determined by using the Accumulation Unit Value of the Accounts involved as of the next valuation after we receive notification of request for transfer. Transfers will be subject to any applicable Transfer charge stated on the CONTRACT SPECIFICATIONS.

CONTRACT VALUES

CONTRACT VALUE
The Contract Value of this contract on any date equals the sum of the accumulated values in the Accounts. The accumulated value in an Account equals the number of outstanding Accumulation Units credited to that Account, multiplied by the then Accumulation Unit Value for that Account.

The Guaranteed Value of the Fixed Account equals the accumulated values of the Fixed Account calculated by using the guaranteed net interest factor. The Guaranteed Values of the Fixed Account are shown in the Table of Values.

CONTRACT CHARGE
A Contract Charge in the amount and for the period shown on the CONTRACT SPECIFICATIONS will be deducted from the Contract Value to reimburse us for administrative expenses relating to the contract. The Contract Charge will be deducted by surrendering on a pro rata basis Accumulation Units from all Sub-Accounts in which you have an interest.

We will deduct the charge on a pro rata basis if the contract has been in effect for less than a full period on the date a Contract Charge is deducted. The Contract Charge will also be prorated upon full surrender or termination of the contract.

CASH SURRENDER
You may elect by Written Request to receive the Cash Surrender Value of this contract before the due date of the first Annuity or Income payment and without the consent of any Beneficiary unless irrevocably named. You may elect either a full or partial surrender of the Cash Surrender Value. In the case of a full surrender, this contract will be cancelled. A partial surrender will result in a reduction in your Contract Value. If you have a balance in more than one Account, your Contract Value will be reduced from all your accounts on a pro rata basis, unless you request otherwise.


L-14541                               8                        TIC Ed. 01-96

The Cash Surrender Value will be determined as of the next valuation following receipt of your Written Request. We may delay payment of the Cash Surrender Value of the Sub-Accounts for a period of not more than five days after we receive your Written Request. We may delay payment of the Cash Surrender Value of the Fixed Account for a period of not more than six months after we receive your Written Request.

CASH SURRENDER VALUE
The Cash Surrender Value is equal to the Contract Value less any amounts deducted on surrender which are shown on the CONTRACT SPECIFICATIONS, any applicable premium tax not previously deducted, and any outstanding loan balance.

The Guaranteed Cash Surrender Value of the Fixed Account equals the Guaranteed Value of the Fixed Account less any amounts deducted on surrender which are shown on the CONTRACT SPECIFICATIONS, less any applicable premium tax not previously deducted and less any outstanding loan balance. For Guaranteed Cash Surrender Values of the Fixed Account, see the Table of Values.

CONTRACT CONTINUATION

Except as provided in the "Termination" provision, this contract does not require continuing purchase payments and will automatically continue as a paid-up contract during the lifetime of the Annuitant until the Maturity Date or until it is surrendered.


L-14541                               9                        TIC Ed. 01-96

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                            DEATH BENEFITS PROVISIONS
--------------------------------------------------------------------------------

A death Benefit is payable to the Beneficiary upon the death of the Annuitant before the Maturity Date. A death benefit is also payable under those Settlement Options which provide for death benefits. We will pay the Beneficiary the death benefit in a single sum as described below upon receiving Due Proof of Death. A Beneficiary may request that a death benefit payable under this contract be applied to a Settlement Option subject to the provisions of this contract.

DEATH PROCEEDS PRIOR TO THE MATURITY DATE

If the Annuitant dies before age 75 and before the Maturity Date, we will pay the Beneficiary the greatest of a), b), or c) below, less any applicable premium tax, prior surrenders not previously deducted or outstanding loans as of the Death Report Date:

     a.   the Contract Value;

     b.   the total purchase payments under the contract; or

     c. the death benefit value, which will be reset once every five years to the then current Contract Value, immediately preceding the Death Report Date.

If the Annuitant dies on or after age 75, but before age 85 and before the Maturity Date, we will pay the Beneficiary the greatest of a), b), or c) below, less any applicable premium tax, prior surrenders not previously deducted or outstanding loans as of the Death Report Date:

     a.   the Contract Value;

     b.   the total purchase payments under the contract; or

     c. the death benefit value, which will be reset once every five years to the then current Contract Value, occurring on or before the Annuitant's 75th birthday.

If the Annuitant dies on or after age 85 and before the Maturity Date, we will pay the Beneficiary the Contract Value of this contract, less any applicable premium tax or outstanding loans as of the Death Report Date.

DEATH PROCEEDS AFTER THE MATURITY DATE

If the Annuitant dies on or after the Maturity Date, we will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity or Income option then in effect.


L-14541                               10                       TIC Ed. 01-96

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                              SETTLEMENT PROVISIONS
--------------------------------------------------------------------------------

MATURITY DATE

The Maturity Date is shown on the CONTRACT SPECIFICATIONS. This is the date on which we will begin paying to you the first of a series of Annuity or Income payments in accordance with the Settlement Option elected by you. Annuity or Income payments will begin under this contract on the Maturity Date unless the contract has been fully surrendered or the proceeds have been paid to the Beneficiary prior to that date. We may require proof that the Annuitant is alive before Annuity payments are made. If no Maturity Date is specified, the automatic Maturity Date will be the date when the Annuitant reaches age 70.

Additionally, to the extent permitted by law, at least 30 days before the original Maturity Date, you may change the Maturity Date by Written Request to a later date with our consent.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, we will pay the amount payable under this contract to you in one lump sum or in accordance with the option elected by you. While the Annuitant is alive, you may change your Settlement Option election by Written Request, but only before the Maturity Date. Once Annuity or Income payments have commenced, no further election changes are allowed.

If no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, we will pay to you the first of a series of monthly Annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee, in accordance with Annuity Option 4. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, we will pay to you the first of a series of monthly Annuity payments based on the life of the Annuitant, in accordance with Annuity Option 2, with 120 monthly payments assured.

MINIMUM AMOUNTS

The minimum amount that can be placed under a Settlement Option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100.00, we reserve the right to make payments at less frequent intervals.

ALLOCATION OF ANNUITY

At the time an election of one of the Annuity Options is made, the person electing the option may further elect to have the Cash Surrender Value applied to provide a Variable Annuity, a Fixed Annuity or a combination of both.

If no election is made to the contrary, the value of a Sub-Account will be applied when Annuity payments start to provide an Annuity which varies with the investment experience of that same Sub-Account and the value of the Fixed Account will be applied to provide a Fixed Annuity.

You may elect to transfer Contract Value from one Account to another, as described in the provision "Transfer Between Accounts," in order to reallocate the basis on which Annuity payments will be determined. Once Annuity payments start, you may, with our consent, change the allocation of your values in each Sub-Account.

VARIABLE ANNUITY

AMOUNT OF BASIC FIRST PAYMENT
The LIFE ANNUITY TABLES are used to determine the basic first monthly Annuity payment. They show the dollar amount of the basic first monthly Annuity payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the Cash Surrender Value as of 14 days before the date Annuity payments start. We reserve the right to require satisfactory proof of the age of any person on whose life Annuity payments are based before making the first payment under any of these options.

ANNUITY UNIT VALUE
The initial value of an Annuity Unit for each Sub-Account was set at $1.00. On any Valuation Date, the Annuity Unit Value for a Sub-Account equals the Sub-Account Annuity Unit Value on the immediately preceding Valuation Date, multiplied by the net investment factor for that Sub-Account for the Valuation Period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is shown on the CONTRACT SPECIFICATIONS.


L-14541                               11                       TIC Ed. 01-96

The Value of an Annuity Unit as of any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS
We determine the number of Annuity Units credited to this contract in each Sub-Account by dividing the basic first monthly Annuity payment attributable to that Sub-Account by the Sub-Account's Annuity Unit Value as of 14 days before the due date of the first Annuity payment.

AMOUNT OF SECOND AND SUBSEQUENT BASIC PAYMENTS
The dollar amount of the second and subsequent payments may change from month to month. The total amount of each Annuity payment will be equal to the sum of the basic payments in each Sub-Account.

The actual amount of the basic payments in each Sub-Account is found by multiplying the number of Annuity Units credited to the contract in that Sub-Account by the Annuity Unit Value of the Sub-Account as of the date 14 days prior to the date on which the payment is due.

FIXED ANNUITY

A Fixed Annuity is an Annuity with payments which remain fixed as to dollar amount throughout the payment period. The dollar amount of the first Fixed Annuity payment will be calculated as described above in the "Amount of Basic First Payment" provision. All subsequent payments will be in the same amount and that amount will be assured throughout the payment period. If it would produce a larger payment, we agree that the Fixed Annuity payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

ANNUITY OPTIONS

Subject to conditions stated in ELECTIONS OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS, all or any part of the Cash Surrender Value of this contract may be paid under one or more of the Annuity Options below.

OPTION 1.  LIFE ANNUITY - NO REFUND
We will make monthly annuity payments during the lifetime of the person on whose life the payments are based, ending with the last monthly payment preceding death.

OPTION 2.  LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED
We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based, and under the conditions stated below.

If at the death of that person, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated Beneficiary during the remainder of the period.

OPTION 3. JOINT AND LAST SURVIVOR LIFE ANNUITY
We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based and during the lifetime of the survivor.

No more payments will be made after the death of the survivor.

OPTION 4. JOINT AND LAST SURVIVOR LIFE ANNUITY - ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE
We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee.

No further payments will be made following the death of the survivor.

OPTION 5.  OTHER ANNUITY OPTIONS
We will make any other arrangements for Annuity payments as may be mutually agreed.


L-14541                               12                       TIC Ed. 01-96

INCOME OPTIONS

We will pay all or any part of the Cash Surrender Value to you under one or more of the Income Options below subject to the conditions stated in ELECTION OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS and your tax qualification rider.

The Cash Surrender Value used to determine the amount of any Income payment will be based on the Accumulation Unit Value as of 14 days before the date an Income payment is due and will be determined the same way as in the Accumulation period.

OPTION 1.  PAYMENTS OF A FIXED AMOUNT
We will make equal payments each month in the amount elected until the Cash Surrender Value applied under this option is gone.

The first monthly payment will be paid from each Sub-Account in proportion to its Cash Surrender Values applied.

The second payment and all later payments from each Sub-Account will be the same as the first payment under this option. The final payment will include any amount that is not enough to make another full payment.

OPTION 2.  PAYMENTS FOR A FIXED PERIOD
We will make monthly payments for the period selected. The amount of each payment will be equal to the then remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

OPTION 3.  OTHER INCOME OPTIONS
We will make any other arrangements for Income payments as may be mutually agreed.


L-14541                               13                       TIC Ed. 01-96

--------------------------------------------------------------------------------
                               GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT
The entire contract between you and us consists of the contract and all attached pages.

CONTRACT CHANGES
The only way this contract may be changed is by a written endorsement signed by one of our officers.

SUBSTITUTION OF SEPARATE ACCOUNT OR FUNDING OPTIONS
If it is not possible to continue to offer a Separate Account or Funding Option, or in our judgment becomes inappropriate for the purposes of this contract, we may substitute another Separate Account or Funding Option without your consent. Substitution may be made with respect to both existing investments and investment of future premium payments. However, no such substitution will be made without notice to you and without prior approval of the Securities and Exchange Commission, to the extent required by law.

MISSTATEMENT
If the Annuitant's date of birth was misstated, all benefits of this contract are what the purchase payment paid would have purchased at the correct age. Proof of the Annuitant's age may be filed at any time at Our Office.

INCONTESTABILITY
We will not contest this contract from its Contract Date.

TERMINATION
We reserve the right to terminate this contract on any Valuation Date if the Contract Value as of the date is less than the Termination Amount shown on the CONTRACT SPECIFICATIONS, and purchase payments have not been made to this contract for at least two years. Termination will not occur until 31 days after we have mailed notice of termination to you at your last known address. If this contract is terminated, we will pay you the Cash Surrender Value, if any.

REQUIRED REPORTS
We will furnish a report to the owner as often as required by law, but at least once in each Contract Year before the due date of the first Annuity or Income payment. The report will show the number of Accumulation Units credited to the contract in each Account and the corresponding Accumulation Unit Value as of the date of the report.

VOTING RIGHTS
If required by federal law, you may have the right to vote at the meetings of the Shareholders of the Funding Options. If you have voting rights, we will send a notice to you telling you the time and place of a meeting. The notice will also explain matters to be voted upon and how many votes you may exercise.

MORTALITY AND EXPENSES
Our actual mortality and expense experience will not affect the amount of any Annuity or Income payments or any other values under this contract.

NON-PARTICIPATING
This contract does not share in our surplus earnings, so you will receive no dividends under it.

CONTRACT MODIFICATION
We reserve the right to modify this contract to qualify it under provision of Sections 401, 403, 408 or 414(d) of the Code and all related laws and regulations which are in effect during the term of this contract. We will obtain the approval of any regulatory authority needed for the modifications.

STATE LAWS
This contract is governed by the law of the state in which it is delivered. Any paid-up Annuity, Cash Surrender or death benefits that are available under this contract are not less than the minimum benefits required by the statutes of the state in which this contract is delivered.

CHANGES IN TAXES BASED UPON PREMIUMS OR VALUE
If there is any change in a law assessing taxes against us based upon the premiums or value of this contract, we reserve the right to charge you proportionately for that tax. This would include a tax based upon our realized net capital gains in the Sub-Accounts and on earnings in the Fixed Account, on which we are not currently taxed.


L-14541                               14                       TIC Ed. 01-96

EMERGENCY PROCEDURE
We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Sub-Accounts is not reasonably practicable and it is not reasonably practicable to determine the value of the Sub-Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders. Any provision of this contract which specifies a Valuation Date will be superseded by this Emergency Procedure.

RELATION OF THIS CONTRACT TO THE SEPARATE ACCOUNTS AND SUB-ACCOUNTS
We will have exclusive and absolute ownership and control of the assets of our Separate Account and the Sub-Accounts. That portion of the assets of a Separate Account or Sub-Account equal to the reserves and other contract liabilities with respect to such Separate Account or Sub-Account shall not be chargeable with liabilities arising out of any other business we conduct. Our determination of the value of an Accumulation Unit and an Annuity Unit by the method described in this contract will be conclusive.


L-14541                               15                       TIC Ed. 01-96

                                 TABLE OF VALUES
              GUARANTEED VALUES OF THE FIXED ACCOUNT PER $1,000 OF
                          NET PURCHASE PAYMENT APPLIED

   NO. OF                                 GUARANTEED         NO. OF YEARS                              GUARANTEED
 YEARS FROM                                 CASH              FROM DATE                                   CASH
DATE PAYMENT        GUARANTEED            SURRENDER           PAYMENT IS          GUARANTEED            SURRENDER
 IS APPLIED            VALUE                VALUE              APPLIED               VALUE                VALUE
     1                 1030                 1030                  36                  2898                 2898
     2                 1060                 1060                  37                  2985                 2985
     3                 1092                 1092                  38                  3074                 3074
     4                 1125                 1125                  39                  3167                 3167
     5                 1159                 1159                  40                  3262                 3262
     6                 1194                 1194                  41                  3359                 3359
     7                 1229                 1229                  42                  3460                 3460
     8                 1266                 1266                  43                  3564                 3564
     9                 1304                 1304                  44                  3671                 3671
     10                1343                 1343                  45                  3781                 3781
     11                1384                 1384                  46                  3895                 3895
     12                1425                 1425                  47                  4011                 4011
     13                1468                 1468                  48                  4132                 4132
     14                1512                 1512                  49                  4256                 4256
     15                1557                 1557                  50                  4383                 4383
     16                1604                 1604                  51                  4515                 4515
     17                1652                 1652                  52                  4650                 4650
     18                1702                 1702                  53                  4790                 4790
     19                1753                 1753                  54                  4934                 4934
     20                1806                 1806                  55                  5082                 5082
     21                1860                 1860                  56                  5234                 5234
     22                1916                 1916                  57                  5391                 5391
     23                1973                 1973                  58                  5553                 5553
     24                2032                 2032                  59                  5720                 5720
     25                2093                 2093                  60                  5891                 5891
     26                2156                 2156                  61                  6068                 6068
     27                2221                 2221                  62                  6250                 6250
     28                2287                 2287                  63                  6437                 6437
     29                2356                 2356                  64                  6631                 6631
     30                2427                 2427                  65                  6829                 6829
     31                2500                 2500                  66                  7034                 7034
     32                2575                 2575                  67                  7245                 7245
     33                2652                 2652                  68                  7463                 7463
     34                2731                 2731                  69                  7687                 7687
     35                2813                 2813                  70                  7917                 7917


L-14541CS                             16                        TIC Ed. 06-97

                               LIFE ANNUITY TABLES
      DOLLAR AMOUNT OF THE FIRST MONTHLY ANNUITY PAYMENT WHICH IS PURCHASED
                            WITH EACH $1,000 APPLIED
                      OPTIONS 1 AND 2-SINGLE LIFE ANNUITIES

                               120           180           240
                             MONTHLY       MONTHLY       MONTHLY
ADJUSTED        NO          PAYMENTS      PAYMENTS       PAYMENTS
   AGE        REFUND         ASSURED       ASSURED       ASSURED
   50         $4.13         $4.10          $4.06          $4.00
   51          4.20          4.17           4.13           4.06
   52          4.28          4.25           4.20           4.12
   53          4.37          4.33           4.27           4.18
   54          4.46          4.41           4.35           4.25
   55          4.55          4.50           4.42           4.31
   56          4.65          4.59           4.51           4.38
   57          4.76          4.69           4.59           4.44
   58          4.87          4.79           4.68           4.51
   59          4.99          4.90           4.77           4.58
   60          5.12          5.01           4.86           4.65
   61          5.26          5.13           4.96           4.72
   62          5.40          5.25           5.06           4.79
   63          5.56          5.39           5.16           4.85
   64          5.72          5.52           5.27           4.92
   65          5.90          5.67           5.37           4.99
   66          6.09          5.82           5.48           5.05
   67          6.29          5.97           5.59           5.11
   68          6.51          6.13           5.69           5.16
   69          6.74          6.30           5.80           5.21
   70          6.99          6.48           5.90           5.26
   71          7.26          6.66           6.01           5.31
   72          7.54          6.84           6.11           5.34
   73          7.86          7.03           6.20           5.38
   74          8.19          7.22           6.29           5.41
   75          8.55          7.41           6.38           5.43

                 OPTION 3 - JOIN AND LAST SURVIVOR LIFE ANNUITY

 ADJUSTED
  AGE OF                             ADJUSTED AGE OF SECOND LIFE
FIRST LIFE         51         56          58       61         63         66        71

    50           $3.69      $3.81       $3.85     $3.91      $3.94      $3.98     $4.04
    55            3.82       3.99        4.06      4.15       4.20       4.28      4.38
    57            3.87       4.06        4.14      4.25       4.32       4.41      4.53
    60            3.93       4.17        4.26      4.40       4.48       4.61      4.78
    65            4.02       4.32        4.44      4.63       4.76       4.95      5.24
    70            4.09       4.43        4.59      4.83       5.01       5.27      5.72

Dollar amounts of the first monthly payments for ages not shown in these Tables will be calculated on the same basis as those shown and may be obtained from us. Amounts shown in these Tables are based on the Progressive Annuity Table, with a two year set-back, (assuming births in the year 1900) with interest at the rate of 3% per annum. The adjusted age of the person on whose life the Annuity is based is determined from the actual age last birthday on the due date of the first Annuity payment in the following manner.

    Calendar Year in which
    First Payment is Due . .         1991-2000       2001-2010      2011 & later
    Adjusted Age is Actual Age         minus 0         minus 1        minus 2


L-14542                               17                       TIC Ed. 01-96

                 OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY
                    ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE

ADJUSTED AGE OF
 PRIMARY PAYEE                ADJUSTED AGE OF SECOND PAYEE
                        46          51         56          61

     50                $3.82      $3.90       $3.96     $4.01
     55                 4.05       4.15        4.25      4.34
     60                 4.31       4.45        4.59      4.73
     65                 4.60       4.78        4.98      5.19
     70                 4.93       5.16        5.43      5.71

Dollar amounts of the first monthly payments for ages not shown in these Tables will be calculated on the same basis as those shown and may be obtained from us. Amounts shown in these Tables are based on the Progressive Annuity Table, with a two year set-back, (assuming births in the year 1900) with interest at the rate of 3% per annum. The adjusted age of the person on whose life the Annuity is based is determined from the actual age last birthday on the due date of the first Annuity payment in the following manner.

    Calendar Year in which
    First Payment is Due . .            1991-2000     2001-2010     2011 & later
    Adjusted Age is Actual Age            minus 0       minus 1       minus 2



L-14542                               18                       TIC Ed. 01-96

                INDIVIDUAL RETIREMENT ANNUITY QUALIFICATION RIDER

       As requested by you, this Contract is amended as follows to qualify as an Individual Retirement Annuity (IRA) under Section 408(b) of the Code of 1986, as amended.

I.     EXCLUSIVE BENEFIT

       This Contract is established for the exclusive benefit of you or your Beneficiaries.

II.    PROHIBITION OF ASSIGNMENT OR LOAN

       This Contract shall not be pledged or otherwise encumbered and it shall not be sold, assigned or otherwise transferred to any person or entity other than us. No loans shall be made under this Contract.

III.   LIMITATION ON PURCHASE PAYMENTS

       Notwithstanding the provisions of the Contract and except in the case of a rollover contribution (as permitted by Section 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code) or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP) program as described in Section 408(k) of the Code, the total contributions shall not exceed the lesser of $2,000 or 100% of compensation for any taxable year. In the case of a spousal IRA, the maximum contribution shall not exceed the lesser of $2,250 or 100% of compensation, but no more than $2,000 can be contributed to either spouse's IRA. In the case of a Simplified Employee Pension Plan qualifying under Section 408(k), the annual contribution under the Contract may not exceed the lesser of $30,000 or 15% of compensation. No contributions will be accepted unless they are in cash.

       The amount of purchase payments beyond the minimum purchase payment under this Contract is not fixed. The minimum purchase payment must be received as a rollover (see Section X). Payment of purchase payments beyond the first will not be required to continue this contract.

       Purchase payments after the first will not be required to continue this Contract in force. We reserve the right, however, to terminate this Contract when no purchase payments have been made for at least two consecutive years and the Contract Value of the Contract is less than the termination amount of $1,000 or the paid up Annuity benefit at maturity would be less than $20 per month. If this Contract is terminated, we will pay you the Cash Surrender Value, if any.

IV.    COMPENSATION

       Compensation means wages, salaries, professional fees, or other amounts derived from or received from personal service actually rendered (including, but not limited to, commissions) and includes earned income as defined in Code Section 401(c)(2). Compensation does not include amounts received as earnings or profits from property or amounts not includible in gross income. Compensation also does not include any amount received as a pension or Annuity or as deferred compensation. The term "compensation" shall include any amount includible in the individual's gross income under Code Section 71 with respect to a divorce or separation instrument.

V.     DISTRIBUTION OF BENEFITS

       Notwithstanding any provision of this contract to the contrary, the distribution of an individual's interest shall be made in accordance with the minimum distribution requirements of Section 408(a)(6) or Section 408(b)(3) of the Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

       Your entire interest in the account must be distributed, or begin to be distributed, by your required beginning date, which is the April 1 following the calendar year in which you reach age 70 1/2. For each succeeding year, a distribution must be made on or before December 31. By the required beginning date you may elect to have the balance in the account distributed in one of the following forms:

       1.     a single sum payment;

       2.     equal or substantially equal payments over your life;



L-14543                                                        TIC Ed. 01-96

       3. equal or substantially equal payments over the lives of you and your designated Beneficiary;

       4. equal or substantially equal payments over a specified period that may not be longer than your life expectancy;

       5. equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated Beneficiary.

       MINIMUM AMOUNTS TO BE DISTRIBUTED

       If your interest is to be distributed in other than a lump sum or substantially equal amounts as discussed above, then the amount to be distributed each year, commencing at your required beginning date, must be at least an amount equal to the quotient obtained by dividing your entire interest by your life expectancy or the joint and survivor expectancy of you and your designated Beneficiary.

       Life expectancy and joint and last survivor expectancy are computed by use of the return multiples contained in section 1.72-9 of the Income Tax Regulations. For purposes of this computation, the owner's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a nonspouse Beneficiary may not be recalculated.

       If your designated Beneficiary is not your spouse, then the minimum amount required to be distributed shall be the greater of the amount determined above, or the amount determined under the incidental benefit rules set forth in Treasury Regulation Section 1.401(a)(9)-2.

VI.    DEATH

       If you die before your entire interest is distributed, the entire remaining interest will be distributed as follows:

       1. If you die on or after distributions have begun under the DISTRIBUTION OF BENEFITS section, the entire remaining interest must be distributed at least as rapidly as provided under the DISTRIBUTION OF BENEFITS section.

       2. If you die before distributions have begun under the DISTRIBUTION OF BENEFITS section, the entire remaining interest must be distributed as elected by you, or, if you have not so elected, as elected by the Beneficiary or Beneficiaries, as follows:

              a. by December 31st of the year containing the fifth anniversary of your death; or

              b. in equal or substantially equal payments over the life or life expectancy of the designated Beneficiary or Beneficiaries starting by December 31st of the year following the year of your death. If the Beneficiary is your surviving spouse and he or she elects to treat this contract as his or her own, this distribution may be deferred until December 31st of the year you would have turned age 70 1/2.

       If your surviving spouse dies before distributions begin, the restrictions in paragraphs 2 (a) and (b) above shall apply.

       Unless otherwise elected by you prior to the commencement of distributions under the DISTRIBUTION OF BENEFITS section, or, if applicable, by the surviving spouse where you die before distributions have commenced, life expectancies of you or your spousal Beneficiary shall be recalculated annually for purposes of distributions under the DISTRIBUTION OF BENEFITS section and the DEATH section. An election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary shall not be recalculated.

VII.   ALTERNATIVE CALCULATION METHOD

       An individual may satisfy the minimum distribution requirements under section 408(a)(6) and 408(b)(3) of the Code by receiving a distribution for one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

VIII.  NONFORFEITABILITY

       Your entire interest in this Contract is nonforfeitable.



L-14543                                                        TIC Ed. 01-96

IX.    NONTRANSFERABLE

       This Contract is not transferable.

X.     ROLLOVERS

       A. Subject to subparagraphs (B) and (C) hereof, and the limitations stated in the Contract, you may transfer to this Contract your interest in any of the following:

              1. the entire amount, or any portion thereof, under any other individual retirement account or individual retirement Annuity qualified under Section 408 of the Code;

              2. the entire amount, or any portion thereof, excluding nondeductible employee voluntary contributions, under a trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code or under a qualified annuity plan described in Section 403(a) of the Code.

              3. the entire amount or any portion thereof, excluding nondeductible employee voluntary contributions, to which you are entitled under a tax sheltered annuity described in
                     Section 403(b) of the Code.

              4. distributions you roll over from retirement plans or arrangements described in A.2. and A.3. above to this contract must be completed by means of a direct transfer or rollover in accordance with Code Section 401(a)(31) in order to avoid mandatory 20% income tax withholding from the distribution and a possible 10% additional tax penalty under Code Section 72(t). You may replace amounts withheld from other sources to complete the full rollover, but the 10% penalty may continue to be due, if you do not specify that the transfer of the distribution be conducted by direct transfer or rollover.

       B. You shall not make a rollover under subparagraph (A)(1) hereof during the 12 month period commencing on the date you last made a rollover contribution of the type described in subparagraph
              (A)(1).

       C. We must receive any amount which qualifies for a rollover within 60 days after you receive the distribution.

XI.    DISTRIBUTIONS PRIOR TO AGE 59 1/2

       Except in the event of your death, disability or attainment of age 59 1/2, we shall receive from you a declaration of your intention as to the disposition of the amounts distributed before making any distribution from this Contract.

XII.   REPORTS

       As the issuer of this Contract, we will furnish reports concerning the status of the Annuity at least annually.

XIII.  DISABILITY PAYMENTS

       If the Contract contains a Rider for waiver of premium and disability payment benefits, any disability payments provided for in the CONTRACT SPECIFICATIONS will be applied as purchase payments under the contract.

XIV.   AMENDMENT

       This Contract may be amended by us at any time to maintain its qualified status under Section 408(b) of the Code, following all regulatory approvals. Any such amendment may be made retroactively effective if necessary or appropriate to conform to the requirements of the Code (or any State law granting IRA tax benefits.)

                                 THE TRAVELERS INSURANCE COMPANY

                                       /s/ M.A. CARPENTER

                                            Chairman

L-14543                                                        TIC Ed. 01-96

                    TAX-SHELTERED ANNUITY QUALIFICATION RIDER

This endorsement is made a part of this contract in order to comply with Section 403(b) of the Code. The following conditions, restrictions and limitations apply.

OWNERSHIP - NON-TRANSFERABLE

You may not sell, assign, or discount this contract or pledge this contract as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person or organization other than to us. This provision supersedes any provisions of the contract which may be inconsistent with it.

ELECTIVE DEFERRAL CONTRIBUTION LIMITS

In order to meet the qualification requirements of Code Section 403(b), elective deferral contributions may not exceed the limitations in effect under Code
Section 402(g).

This rule is an individual limitation that applies to all elective deferral plans, contracts or arrangements in the aggregate.

WITHDRAWAL RESTRICTIONS

To qualify as a contract which can defer compensation under a Code Section 403(b) plan or arrangement, the withdrawal restrictions under Code Section 403(b)(11) must be met.

Withdrawals attributable to contributions made pursuant to a salary reduction agreement may be paid only upon or after attainment of age 59 1/2, separation from service, death, total or permanent disability (as defined in Code Section 72(m)(7)) or in the case of hardship (as defined in the Treasury Regulations). The hardship exception applies only to the salary reduction contribution and not to any income attributable to such contribution.

These withdrawal restrictions apply to years beginning after December 31, 1988 but only with respect to assets other than those assets held as of the close of the last year beginning before January 1, 1989.

If contributions attributable to a custodial account described in Section 403(b)(7) of the Code are transferred to this contract, the following conditions, restrictions, and limitations apply.

Withdrawals attributable to these transferred contributions may be paid only upon or after attainment of age 59 1/2, separation from service, death, or total and permanent disability (as defined in Code Section 72(m)(7)).

Withdrawals on account of hardship may be made only with respect to assets attributable to a custodial account as of the close of the last year beginning before January 1, 1989 and amounts contributed thereafter under a salary reduction agreement but not to any income attributable to such conditions.

ELIGIBLE ROLLOVERS

To the extent you are otherwise eligible for a distribution under this contract, and provided the distribution is an eligible rollover distribution, you may elect to have such distribution or a portion of it paid directly to an eligible retirement plan. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as of a direct transfer to the eligible retirement plan so specified. Contract surrender penalties may apply to all rollovers.

Previously taxed amounts in this contract are not eligible for rollover. Amounts that are rolled over are taxed generally until later distributed. An eligible rollover distribution includes generally any taxable distribution or portion thereof from this contract except:

       a. any distribution which is one of a series of substantially equal periodic payments made not less frequently than annually and made to you for life or life expectancy or to you or your joint life beneficiary for joint lives or life expectancies, or for a specified period of 10 years or more, or

       b. any distribution which is a required distribution as described above under "MANDATORY DISTRIBUTION REQUIREMENTS."



L-14544                                                        TIC Ed. 01-96

An eligible retirement plan includes an individual retirement annuity or account described in Code Section 408. It also includes a tax sheltered annuity plan or arrangement under Code Section 403(b), provided it accepts eligible rollovers and is a defined contribution plan.

If you receive a distribution that is eligible for rollover, but you receive the check directly, then mandatory income tax withholding will be taken from the distribution. You may roll over the balance to an individual retirement annuity or account within 60 days of receipt, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

MANDATORY DISTRIBUTION REQUIREMENTS

In order to meet the qualification requirements of Code Section 403(b), all plans must meet the required mandatory distribution rules in Code Section 401(a)(9).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated Beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2.

If the employee dies after the distribution has begun but before his/her entire interest has been distributed, the remaining interest must be paid out at least as rapidly as it was being paid out under the method of payment in effect at the time of death. If the employee dies before the distribution of his/her entire interest has begun, the entire interest must be distributed within five years after the employee's death or an Annuity payable over no longer than life or life expectancy must be distributed to an electing designated Beneficiary starting within one year of the employee's death. A spousal designated Beneficiary may elect to defer distributions until the employee would have attained the age of 70 1/2.

ADMINISTRATIVE COMPLIANCE

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the contract in accordance with these laws, regulations and rulings. We will provide you with a revised rider describing any necessary changes, following all regulatory approvals.

                            THE TRAVELERS INSURANCE COMPANY

                                      /s/ M.A. CARPENTER

                                           Chairman

L-14544                                                        TIC Ed. 01-96

                 PENSION/PROFIT SHARING PLAN QUALIFICATION RIDER

If the owner of this contract requested that it be issued to comply with Section 401(a) of the Code, the following conditions, restrictions and limitations apply to this contract.

OWNERSHIP - NON-TRANSFERABLE

You may not sell, assign, or discount this contract or pledge this contract as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person or organization other than The Travelers Life and Annuity Company; provided, however, the restrictions of this provision will not apply to the Trustee of any Trust described in Section 401(a) or the Administrator of any Annuity Plan described in Section 403(a) of the Code. This provision supersedes any provisions of the contract which may be inconsistent with it.

MANDATORY DISTRIBUTION RESTRICTIONS

In order to meet the qualification requirements of Code Section 401(a), all plans must meet the required mandatory distribution rules in Code Section 401(a)(9).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over no longer than the life or life expectancy of such employee or the lives or joint life expectancy of such employee and a designated Beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2.

If the employee dies before his/her entire interest has been distributed, the remaining interest must be paid out at least as rapidly as under the method of payment in effect at the time of death. If the employee dies before the distribution of his/her entire interest has begun, the entire interest must be distributed within five years after the employee's death or an Annuity payable over no longer than life or life expectancy must be distributed to an electing designated Beneficiary starting within one year of the employee's death. A spousal designated Beneficiary may elect to defer distributions until the employee would have attained the age of 70 1/2.

ANNUITIES DISTRIBUTED UNDER QUALIFIED PLANS

If the applicant for this contract requested that it be issued to comply with
Section 401(a) of the Code, and this contract has subsequently been transferred to the Annuitant, the following conditions, restrictions and limitations apply to this contract in addition to the above.

Spousal Consent

Death Benefit - If the Annuitant dies while the contract continues and the Annuitant has a spouse at the time of the Annuitant's death, we will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, we will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

Cash Surrender - Before the due date of the first Annuity or Income Payment, 1) if you do not have a spouse and without the consent of any Beneficiary; or, 2) if you do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; we will pay to you all or any portion of the Cash Surrender Value of the contract upon receipt of your Written Request for it.

Settlement Option - If the Annuitant is living on the Maturity Date, payment must be made in accordance with Option 4 under ANNUITY OPTIONS unless you elect another form of Annuity Option and furnish us a qualified election which meets the requirements of Section 417 of the Code.

                           THE TRAVELERS INSURANCE COMPANY

                                    /s/ M.A. CARPENTER

                                         Chairman

L-14534                                                        TIC Ed. 01-96

                                 CASH LOAN RIDER

This rider is made a part of the contract to which it is attached. The date of issue of the rider is the date the rider is attached to the contract.

You may request a loan by Written Request as stated below:

       1.     the loan must be requested before the Maturity Date; and

       2. the loan will be made without the consent of any Beneficiary or other party unless irrevocably named, or unless such consent is required by law; and

       3.     the loan cannot exceed the maximum loan amount as stated below.

We may defer granting a loan for the period permitted by law but not for more than six months. We will not grant an additional loan until the first loan has been repaid in full. The minimum and maximum loan amounts are stated below.

A loan may only be taken from the Fixed Account. A transfer of Contract Value from the Sub-Accounts to the Fixed Account must be made by Written Request prior to Our granting the loan. The amount transferred to the Fixed Account will be taken on a pro rata basis from each of the Sub-Accounts which have Contract Value, unless We are instructed otherwise. An express condition of Us lending the loan amount is that You will grant Us a security interest in the Contract Value of the Fixed Account equal to the loan amount.

MINIMUM AND MAXIMUM AMOUNTS
MINIMUM LOAN AMOUNT:               [$1,000]

MAXIMUM LOAN AMOUNT:               80% of the Contract Value for contracts with
                                   balances up to $12,500;

                                   $10,000 for contracts with balances between $12,500 and $20,000;

                                   For contracts with balances over $20,000, the lesser of $50,000 reduced by the highest total amount of loans outstanding during the prior 12 month period or 50% of the Contract Value.

LOAN INTEREST RATE:                The maximum loan interest rate is 8% per
                                   year. Loan interest is payable to Us in
                                   advance on a quarterly basis, unless We
                                   allow otherwise. The loan interest rate in effect upon loan origination will remain constant throughout the term of the loan.

--------------------------------------------------------------------------------
                     EFFECT OF A LOAN ON THE CONTRACT VALUE
--------------------------------------------------------------------------------

While a loan remains outstanding, the Contract Value that is equal to the loan amount will be credited with interest of not less than 3% per year. We will notify You of the initial rate that will be credited when the loan is granted. We reserve the right to change the interest rate in the future, but it will never be less than 3% per year.

The Contract Value may be reduced as stated in the Loan Principal and Interest Repayments section of this rider.

--------------------------------------------------------------------------------
    EFFECT OF A LOAN ON TRANSFERS FROM THE FIXED ACCOUNT TO THE SUB-ACCOUNTS
--------------------------------------------------------------------------------

While a loan remains outstanding, the Cash Surrender Value of the Fixed Account is the maximum amount that may be transferred from the Fixed Account to any of the Sub-Accounts, subject to any transfer restrictions of the contract.



L-22185                               1                        TIC Ed. 5-98

--------------------------------------------------------------------------------
                     LOAN PRINCIPAL AND INTEREST REPAYMENTS
--------------------------------------------------------------------------------

Loan repayment is set forth in the loan agreement. Once a loan is established, the repayment period may not be changed. The loan may be repaid in full at any time without penalty. We may send You periodic payment reminders for the loan principal and interest amount due.

If the entire payment due is not paid by the due date, one of the following events will occur:

       1. If there is Contract Value that is not restricted and is sufficient to pay the entire payment due or a portion of the payment amount due, We will surrender the amount due from the unrestricted Contract Value. Contract Value that is not restricted consists of any amount that is:
                     a)     not restricted according to the Internal Revenue
                            Code; and
                     b)     attributable to Purchase Payments made by You.

              When the payment due is surrendered from the Contract Value, the Contract Value will also be reduced by:
                     a) any amounts deducted on surrender, if applicable, which are shown on the Contract Specifications page; plus
                     b)     any applicable Premium Tax not previously deducted;
                            plus
                     c) any applicable Federal or State Income Tax due in accordance with federal and state tax regulations in effect on the date of the surrender.

       2. When the entire payment due cannot be paid as described in item 1 above, We will send You a notice reminding You that the amount has not been paid. If that payment due is not paid within 60 days of the date of Our notice, the outstanding loan plus any accrued interest will be considered a loan in default. Interest will continue to be charged and credited to the loan in default while the loan is outstanding. We will not send you any more periodic payment reminders. Repayment of the outstanding loan principal and/or accrued interest will be allowed at any time.

              When an event occurs that is recognized under federal tax law or regulations as one which allows the Contract Value to be distributed, the Contract Value will be reduced by:
                     a) the amount of the outstanding loan plus any accrued interest; plus
                     b) the amounts deducted on surrender, if applicable, which are shown on the Contract Specifications page; plus
                     c)     any applicable Premium Tax not previously deducted;
                            plus
                     d) any applicable Federal or State Income Tax due in accordance with federal and state tax regulations in effect on the date of the surrender;
              and the loan will be considered as no longer outstanding.

--------------------------------------------------------------------------------
                EFFECT ON DEATH BENEFIT ENDORSEMENT FORM TL-12794
--------------------------------------------------------------------------------

If endorsement form, TL-12794 is attached to your contract, the following sentence is deleted:

       "The maximum guaranteed death benefit payable equals 200% of the total of the purchase payments minus surrenders, minus applicable premium taxes."

and is replaced with the following:

       "The maximum guaranteed death benefit payable equals 200% of the total of the purchase payments minus surrenders, minus any outstanding loan amounts, minus applicable premium taxes."



                               THE TRAVELERS INSURANCE COMPANY

                                        /s/ M.A. CARPENTER

                                             CHAIRMAN



L-22185                               2                        TIC Ed. 5-98

                       STANDARD DEATH BENEFIT ENDORSEMENT

This endorsement is made a part of this contract as of the date it is attached to the contract.

The "DEATH PROCEEDS PRIOR TO THE MATURITY DATE" provision is amended by deleting the provision and replacing it with the following:

--------------------------------------------------------------------------------
                    DEATH PROCEEDS PRIOR TO THE MATURITY DATE
--------------------------------------------------------------------------------

If the Annuitant dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greatest of (1) or (2) below, less any applicable premium tax or outstanding loans as of the Death Report Date:

       (1)    the Contract Value on the Death Report Date; or

       (2) the total Purchase Payments made under the contract, less the total of any prior surrenders.

                                          THE TRAVELERS INSURANCE COMPANY

                                                    /s/ M.A. CARPENTER

                                                        President

L-22203                                                           TIC Ed. 07-98

                       ENHANCED DEATH BENEFIT ENDORSEMENT

This endorsement is made a part of this contract as of the date it is attached to the contract.

The "DEATH PROCEEDS PRIOR TO THE MATURITY DATE" provision is amended by deleting the provision and replacing it with the following:

                     DEATH PROCEEDS PRIOR TO THE MATURITY DATE

If the Annuitant dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greatest of (1), (2) or (3) below, less any applicable premium tax or outstanding loans as of the Death Report Date:

      (1) the Contract Value on the Death Report Date; or

      (2) the total Purchase Payments made under the contract, less the total of any partial surrenders; or

      (3) the maximum of all Step-Up Death Benefit Values (as described below) in effect on the Death Report Date which are associated with any Contract Date anniversary occurring on or before the Annuitant's 80th birthday.

                           STEP-UP DEATH BENEFIT VALUE

A separate Step-Up Death Benefit Value will be established on each anniversary of the Contract Date which occurs on or prior to the Death Report Date and will initially equal the Contract Value on that anniversary. After a Step-Up Death Benefit Value has been established, it will be recalculated each time a Purchase Payment is made or a partial surrender is taken until the Death Report Date. Step-Up Death Benefit Values will be recalculated by increasing them by the amount of each applicable Purchase Payment and by reducing them by a Partial Surrender Reduction (as described below) for each applicable partial surrender. Recalculations of Step-Up Death Benefit Values related to any Purchase Payments or any partial surrenders will be made in the order that such Purchase Payments or partial surrenders occur.

                           PARTIAL SURRENDER REDUCTION

The Partial Surrender Reduction referenced above is equal to (1) the amount of a Step-Up Death Benefit Value immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by the Contract Value immediately prior to the partial surrender.

                                          THE TRAVELERS INSURANCE COMPANY

                                                      /s/ M.A. CARPENTER

                                                      President



L-22200                                                          TIC Ed. 07-98

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT








           Tax Qualified                                Non-Participating



L-14539                                                        TIC Ed. 01-96

              THE TRAVELERS INSURANCE COMPANY - ONE TOWER SQUARE -
                        HARTFORD, CONNECTICUT - 06183

                                 A STOCK COMPANY







      We are pleased to provide you the benefits of this Variable
      Annuity Contract. Please read your contract and all attached forms carefully.


                         RIGHT TO EXAMINE THIS CONTRACT

             IF THIS CONTRACT IS RETURNED TO US AT OUR OFFICE OR TO OUR AGENT TO BE CANCELLED WITHIN 20 DAYS AFTER ITS DELIVERY TO YOU, WE WILL PAY YOU THE CONTRACT VALUE DETERMINED AS OF THE NEXT VALUATION DATE AFTER WE RECEIVE THE WRITTEN REQUEST AT OUR OFFICE, PLUS ANY PREMIUM TAX CHARGES OR CONTRACT CHARGES PAID. AFTER THE CONTRACT IS RETURNED, IT WILL BE CONSIDERED AS NEVER IN EFFECT.


     This contract is issued in consideration of the purchase payment. It is subject to the terms and conditions stated on the attached pages, all of which are a part of it.

                                      Executed at Hartford, Connecticut

                                               /s/ M.A. CARPENTER


                                                  Chairman


  This is a legal contract between you and us.     READ YOUR CONTRACT CAREFULLY.


                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                NON TAX QUALIFIED
                    LIFE ANNUITY COMMENCING AT MATURITY DATE

      ELECTIVE OPTIONS                                     NON-PARTICIPATING




 ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE
     INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT
                      GUARANTEED AS TO FIXED DOLLAR AMOUNT.


L-14529                                                        TIC Ed. 01-96

                                TABLE OF CONTENTS
                                -----------------

Right to Examine this Contract                                  Cover Page

Contract Specifications                                         Pages 3-4

Definitions                                                     Page 5

Owner, Beneficiary and Annuitant Provisions                     Pages 6-7

Purchase Payment and Valuation Provisions                       Pages 8-10

Death Benefit Provisions                                        Page 11

Settlement Provisions                                           Pages 12-14

General Provisions                                              Pages 15-16

Table of Values                                                 Page 17

Life Annuity Tables                                             Pages 19-20





           Any Riders or Endorsements follow the Life Annuity Tables.






L-14529                             Page 2                     TIC Ed. 01-96

                             CONTRACT SPECIFICATIONS

OWNER             JOHN DOE

JOINT OWNER

ANNUITANT         JOHN DOE

CONTINGENT ANNUITANT

CONTRACT NUMBER   SPECIMEN                            12/01/95    CONTRACT DATE

MONTHLY LIFE ANNUITY                                  12/01/25    MATURITY DATE


PURCHASE PAYMENTS:

Minimum Initial Purchase Payment:  $20,000
Minimum Subsequent Purchase Payment:  $500
Maximum Purchase Payment:  $1,000,000 unless we consent to a larger amount

FIXED ACCOUNT GUARANTEED INTEREST PERIODS: The initial rate for any deposit is guaranteed for one year from date of deposit. Subsequent renewal rates will be guaranteed for the calendar quarter.

TRANSFER CHARGE:  $0.00

You may transfer up to 15% of the Fixed Account value to any of the Sub-Accounts twice a year during the 30 days following the semi-annual Contract Date anniversary.

AMOUNTS DEDUCTED ON SURRENDER:  0%

CONTRACT CHARGE

$50.00, annually. This charge will be taken on the fourth Friday of August of each year. This charge will be waived if your Contract Value is equal to or greater than $75,000 on the date the charge would be taken. No contract charge will be deducted from the Fixed Account.

UPON ANNUITIZATION, THE ASSUMED DAILY NET INVESTMENT FACTOR IS 1.000081 FOR ALL SUB-ACCOUNTS.

DEATH BENEFIT
You have elected the Standard Death Benefit for this Contract; please see the attached Standard Death Benefit Endorsement for a complete description of this benefit.

TERMINATION

We reserve the right to terminate this contract when the Contract Value is less than the Termination Amount of $1,000 and no purchase payments have been made for at least two years.




L-14530DW                             3                Asset Manager
                                                                TIC ED. 7-98

SEPARATE ACCOUNT:  THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

FUNDING OPTIONS:

Morgan Stanley Universal Funds, Inc.:
   Emerging Markets Equity Portfolio
   Global Equity Portfolio
   Mid Cap Value Portfolio
   Value Portfolio
Van Kampen American Capital Life Investment Trust:
   Domestic Income Portfolio
   Emerging Growth Portfolio
   Enterprise Portfolio
   Government Portfolio
   Growth and Income Portfolio
   Money Market Portfolio
   Morgan Stanley Real Estate Securities Portfolio
Salomon Brothers Variable Series Funds, Inc.:
   Salomon Brothers Variable Capital Fund
   Salomon Brothers Variable High Yield Bond Fund
   Salomon Brothers Variable Investors Fund
   Salomon Brothers Variable Strategic Bond Fund

For Contract Years 1-6, there is a Sub-Account Deduction of .0000438 for each day in the Valuation Period.
For Contract Years 7 and thereafter, there is a Sub-Account Deduction of .0000425 for each day in the Valuation Period.

Information about the Separate Account is provided in the prospectus for The Travelers Separate Account Seven For Variable Annuities.




L-14530DW                             4                Asset Manager
                                                                TIC ED. 7-98

                             CONTRACT SPECIFICATIONS

OWNER             JOHN DOE

JOINT OWNER

ANNUITANT         JOHN DOE

CONTINGENT ANNUITANT

CONTRACT NUMBER   SPECIMEN                            12/01/95    CONTRACT DATE

MONTHLY LIFE ANNUITY                                  12/01/25    MATURITY DATE


PURCHASE PAYMENTS:

Minimum Initial Purchase Payment:  $20,000
Minimum Subsequent Purchase Payment:  $500
Maximum Purchase Payment:  $1,000,000 unless we consent to a larger amount

FIXED ACCOUNT GUARANTEED INTEREST PERIODS: The initial rate for any deposit is guaranteed for one year from date of deposit. Subsequent renewal rates will be guaranteed for the calendar quarter.

TRANSFER CHARGE:  $0.00

You may transfer up to 15% of the Fixed Account value to any of the Sub-Accounts twice a year during the 30 days following the semi-annual Contract Date anniversary.

AMOUNTS DEDUCTED ON SURRENDER:  0%

CONTRACT CHARGE

$50.00, annually. This charge will be taken on the fourth Friday of August of each year. This charge will be waived if your Contract Value is equal to or greater than $75,000 on the date the charge would be taken. No contract charge will be deducted from the Fixed Account.

UPON ANNUITIZATION, THE ASSUMED DAILY NET INVESTMENT FACTOR IS 1.000081 FOR ALL SUB-ACCOUNTS.

DEATH BENEFIT
You have elected the Enhanced Death Benefit for this Contract; please see the attached Enhanced Death Benefit Endorsement for a complete description of this benefit.

TERMINATION

We reserve the right to terminate this contract when the Contract Value is less than the Termination Amount of $1,000 and no purchase payments have been made for at least two years.





L-14530DWE                            3                Asset Manager
                                                                TIC ED. 7-98

SEPARATE ACCOUNT: THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

FUNDING OPTIONS:

Morgan Stanley Universal Funds, Inc.:
   Emerging Markets Equity Portfolio
   Global Equity Portfolio
   Mid Cap Value Portfolio
   Value Portfolio
Van Kampen American Capital Life Investment Trust:
   Domestic Income Portfolio
   Emerging Growth Portfolio
   Enterprise Portfolio
   Government Portfolio
   Growth and Income Portfolio
   Money Market Portfolio
   Morgan Stanley Real Estate Securities Portfolio
Salomon Brothers Variable Series Funds, Inc.:
   Salomon Brothers Variable Capital Fund
   Salomon Brothers Variable High Yield Bond Fund
   Salomon Brothers Variable Investors Fund
   Salomon Brothers Variable Strategic Bond Fund

For Contract Years 1-6, there is a Sub-Account Deduction of .0000479 for each day in the Valuation Period.
For Contract Years 7 and thereafter, there is a Sub-Account Deduction of .0000425 for each day in the Valuation Period.

Information about the Separate Account is provided in the prospectus for The Travelers Separate Account Seven For Variable Annuities.





L-14530DWE                            4                Asset Manager
                                                                TIC ED. 7-98

                                   DEFINITIONS

(a) ACCOUNT(s) - the Sub-Accounts and/or the Fixed Account under this contract.

(b) ACCUMULATION UNIT - an accounting unit of measure used to calculate the value of this contract before Annuity payments begin.

(c)  AGE - age last birthday.

(d) ANNUITANT - the person on whose life the Maturity Date and Annuity payments depend.

(e) ANNUITY UNIT - an accounting unit of measure used to calculate the amount of Annuity Payments.

(f) CODE - the Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of this contract.

(g)  CONTRACT DATE - the date on which the contract is issued.

(h)  CONTRACT YEARS - twelve month periods beginning with the Contract
     Date.

(i) DEATH REPORT DATE - the Valuation Date coincident with or next following the day on which we have received 1) Due Proof of Death and 2) a Written Request for an election of a single sum payment or an alternate Settlement Option as described in the contract.

(j) DUE PROOF OF DEATH - (I) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

(k) FIXED ACCOUNT - an account that consists of all of the assets under this contract other than those in the Separate Account.

(l) FUNDING OPTION - an open-end diversified management investment company indicated in the CONTRACT SPECIFICATIONS, which serves as an investment option under the Separate Account.

(m)  MATURITY DATE - the date on which the Annuity payments are to begin.

(n) OUR OFFICE - the Home Office of The Travelers Insurance Company or any other office which we may designate for the purpose of administering this contract.

(o) RECORDED - a Written Request is recorded when the information is noted in our file for this contract.

(p) SEPARATE ACCOUNTS - those Separate Accounts indicated in the CONTRACT SPECIFICATIONS which we established for this class of contracts and certain other contracts.

(q) SETTLEMENT OPTIONS - an Annuity or Income option elected under this contract.

(r) SUB-ACCOUNT - that portion of the assets of a Separate Account which is allocated to a particular Underlying Fund.

(s)  VALUATION DATE - a date on which a Sub-Account is valued.

(t)  VALUATION PERIOD - the period between successive valuations.

(u)  WE, US, OUR - The Travelers Insurance Company.

(v) WRITTEN REQUEST - written information including requests for contract changes sent to us in a form and content satisfactory to us and received at Our Office.

(w)  YOU, YOUR - the Owner, including a joint owner



L-14531                               5                        TIC Ed. 01-96

                   OWNER, BENEFICIARY AND ANNUITANT PROVISIONS

OWNER
This contract belongs to the owner shown on the CONTRACT SPECIFICATIONS or to any person subsequently named in a Written Request of transfer of owner as provided below. As owner, you have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in this contract provided you have not named an irrevocable Beneficiary and provided the contract is not assigned.

You will be the recipient of all payments while the Annuitant is alive unless you direct them to an alternate recipient under a Recorded payment direction. An alternate recipient under a payment direction does not become the owner. A payment direction is revocable by you at any time by Written Request giving 30 days advance notice.

JOINT OWNER
Joint Owners may be named in a Written Request prior to the Contract Date. Joint owners may independently exercise transfers between accounts. All other rights of ownership must be exercised by joint action. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if another joint owner survives. The entire interest of the deceased joint owner in this contract will pass to the surviving joint owner.

If the owner dies and is survived by the Annuitant before payment of an Annuity or Income Option begins, any surviving joint or suceeding owner is the "designated beneficiary" referred to in Section 72(s) of the Code, and his or her rights pre-empt those of the Beneficiary named in a Written Request.

TRANSFER OF OWNER
You may transfer ownership by Written Request. You may not revoke any transfer after the effective date. Once the transfer of owner is Recorded by us, it will take effect as of the date of your Request, subject to any payments made or other actions taken by us before the recording.

Unless provided otherwise, a transfer does not affect the interest of any Beneficiary designated prior to the effective date of the transfer.

A transfer of ownership may have adverse tax consequences to you as the former owner.

ASSIGNMENT
You may collaterally assign ownership of all or a portion of this contract by Written Request without the approval of any Beneficiary unless irrevocably named. You may not exercise any rights of ownership while the assignment remains in effect without the approval of the collateral assignee. We are not responsible for the validity of any assignment. Once the collateral assignment is Recorded by us, it will take effect as of the date of your Written Request, subject to any payments made or other actions taken by us before the Request is received.

If a claim is made based on an assignment, we may require proof of interest of the claimant. A Recorded assignment takes precedence over any rights of a Beneficiary. Any amounts due under a Recorded assignment will be paid in a single sum.

An assignment may have adverse tax consequences to you.

CREDITOR CLAIMS
To the extent permitted by law, no right or benefit of the owner or Beneficiary under this contract shall be subject to the claims of creditors or any legal process except as may be provided by an assignment.

BENEFICIARY
The Beneficiary is the party named in a Written Request. The Beneficiary has the right to receive any remaining contractual benefits upon the death of the Annuitant, or under certain circumstances, upon the death of the owner. If there is more than one Beneficiary surviving the Annuitant, the Beneficiaries will share equally in benefits unless different shares are Recorded with us by Written Request prior to the death of the Annuitant.

If the owner dies and is survived by the Annuitant before payment of an Annuity or Income Option begins, any surviving joint owner is the "designated beneficiary" referred to in Section 72(s) of the Code, and his or her rights pre-empt those of the Beneficiary named in a Written Request.

Unless an irrevocable Beneficiary has been named, you have the right to change any Beneficiary by Written Request during the lifetime of the Annuitant and while the contract continues.




L-14531                               6                        TIC Ed. 01-96

Once a change in Beneficiary is Recorded by us, it will take effect as of the date of the Written Request, subject to any payments made or other actions taken by us before the recording.

If no Beneficiary has been named by you, or if no Beneficiary is living when the Annuitant dies, the interest of any Beneficiary will pass:

       a.   if you are living, to you;

       b. if you have died and there is a surviving joint owner, to the joint owner;

       c. if you have died and there is not a joint owner surviving, to your estate.

ANNUITANT
The Annuitant is the individual shown on the CONTRACT SPECIFICATIONS on whose life the first Annuity payment is made. The Annuitant may not be changed after the Contract Date.

CONTINGENT ANNUITANT
You may name one individual as a contingent annuitant by Written Request prior to the Contract Date. A contingent annuitant may not be changed, deleted or added to the contract after the Contract Date. For purposes of this provision the owner cannot be the Annuitant.

If the Annuitant dies prior to the Maturity Date while this contract is in effect and while the contingent annuitant is living:

       a.   the death benefit will not be payable upon the Annuitant's death;

       b.   the contingent annuitant becomes the Annuitant; and

       c. all other rights and benefits provided by this contract will continue in effect.

When a contingent annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect, unless otherwise provided.




L-14531                               7                        TIC Ed. 01-96

                    PURCHASE PAYMENT AND VALUATION PROVISIONS

PURCHASE PAYMENTS

PURCHASE PAYMENT
Purchase payments are the payments you make for this contract and the benefits it provides. An initial lump sum purchase payment must be made to the contract and is due and payable before the contract becomes effective. Each purchase payment is payable as shown on the CONTRACT SPECIFICATIONS to us at Our Office or to one of our authorized representatives. No purchase payments after the initial purchase payment are required to continue this contract in force, except as provided in the "Termination" provision.

Net purchase payments are that part of your purchase payments applied to the Contract Value. A net purchase payment is equal to the purchase payment less any applicable premium tax charge.

ALLOCATION OF PURCHASE PAYMENTS
We will apply any net purchase payments to provide Accumulation Units of selected Sub-Accounts and/or the Fixed Account of this contract. The initial purchase payment will be applied within two business days following its receipt at Our Office. Any subsequent purchase payments will be applied as of the next valuation following receipt of those payments at Our Office. The net purchase payment will be allocated to the Accounts in the proportion specified by you for this contract. By Written Request, you may change your choice of Accounts or allocation percentages. The available Funding Options to which Sub-Account assets are allocated are shown on the CONTRACT SPECIFICATIONS; funds may be subsequently added or deleted.

SUB-ACCOUNT VALUATION

NUMBER OF ACCUMULATION UNITS
The number of Accumulation Units to be credited to each Sub-Account once a purchase payment has been received by us will be determined by dividing the net purchase payment applied to that Sub-Account by the then Accumulation Unit Value of that Sub-Account.

ACCUMULATION UNIT VALUE
The initial value of an Accumulation Unit for each Sub-Account was set at $1.00. We determine the value of an Accumulation Unit in each Sub-Account on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the net investment factor for that Sub-Account for the Valuation Period just ended.

The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next Valuation Date.

NET INVESTMENT FACTOR
The net investment factor is a factor applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The net investment factor for a Sub-Account for any Valuation Period is equal to the sum of 1.0000 plus the net investment rate.

Each Sub-Account's net investment rate for a Valuation Period is equal to the gross investment rate for that Sub-Account, less the applicable Sub-Account deduction for the Valuation Period.

All Sub-Account deductions are shown on the CONTRACT SPECIFICATIONS.

The gross investment rate of a Sub-Account for a Valuation Period is equal to
(1) divided by (2) where (1) is:

a.   investment income, plus

b.   capital gains and losses, whether realized or unrealized; less

c. a deduction for any tax levied against the Separate Account and its Funding Options; and

(2) is the amount of the assets at the beginning of the Valuation Period.

The gross investment rate for a Sub-Account may be either positive or negative. If a Sub-Account is invested in shares of a Funding Option, assets are based on the net asset value of the Funding Option. Investment income includes any distribution whose ex-dividend date occurs during the Valuation Period.




L-14531                               8                        TIC Ed. 01-96

FIXED ACCOUNT VALUATION

NUMBER OF ACCUMULATION UNITS - We will determine the number of Accumulation Units to be credited to the Fixed Account on receipt of a purchase payment by dividing the net purchase payment applied to the Fixed Account by the then dollar value of one Accumulation Unit Value of the Fixed Account.

ACCUMULATION UNIT VALUE - We determine the value of an Accumulation Unit in the Fixed Account on any day by multiplying the value on the immediately preceding day by the net interest factor for the day on which the value is being determined.

NET INTEREST FACTOR - The net interest factor for any day is the guaranteed net interest rate which is equivalent to an effective annual interest rate of 3.00%, plus 1.0000. The method of crediting additional interest will be at our discretion.

Interest is declared in advance. Before Annuity or Income payments begin, we may credit the Fixed Account with annual interest rates higher than the minimum guaranteed interest rate of 3.00%. Interest rates may be higher or lower than the initial interest rates, but not less than the minimum guaranteed interest rate of 3.00%. Additional amounts may be credited by us at our discretion for the guaranteed interest periods shown on the CONTRACT SPECIFICATIONS.

TRANSFER BETWEEN ACCOUNTS

You may transfer all or any part of the Contract Value from one Sub-Account to any other Sub-Account at any time up to 30 days before the due date of the first Annuity or Income payment. Additionally, you may transfer a part of the Fixed Account value to any of the Sub-Accounts, twice a year during the 30 days following the semi-annual Contract Date Anniversary in the amount shown on the CONTRACT SPECIFICATIONS.

Amounts may generally be transferred from the Sub-Accounts to the Fixed Account at any time, up to 30 days before the due date of the first Annuity or Income payment. Amounts previously transferred from the Fixed Account to the Sub-Accounts may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to limit the number of transfers from one Sub-Account to any other Sub-Account or to the Fixed Account. We will not limit these transfers to less than one in any six month period.

Transfers between Accounts will result in the addition or deletion of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Account. The number of Accumulation Units will be determined by using the Accumulation Unit Value of the Accounts involved as of the next valuation after we receive notification of request for transfer. Transfers will be subject to any applicable Transfer charge stated on the CONTRACT SPECIFICATIONS.

CONTRACT VALUES

CONTRACT VALUE
The Contract Value of this contract on any date equals the sum of the accumulated values in the Accounts. The accumulated value in an Account equals the number of outstanding Accumulation Units credited to that Account, multiplied by the then Accumulation Unit Value for that Account.

The Guaranteed Value of the Fixed Account equals the accumulated values of the Fixed Account calculated by using the guaranteed net interest factor. The Guaranteed Values of the Fixed Account are shown in the Table of Values.

CONTRACT CHARGE
A Contract Charge in the amount and for the period shown on the CONTRACT SPECIFICATIONS will be deducted from the Contract Value to reimburse us for administrative expenses relating to the contract. The Contract Charge will be deducted by surrendering on a pro rata basis Accumulation Units from all Sub-Accounts in which you have an interest.

We will deduct the charge on a pro rata basis if the contract has been in effect for less than a full period on the date a Contract Charge is deducted. The Contract Charge will also be prorated upon full surrender or termination of the contract.

CASH SURRENDER
You may elect by Written Request to receive the Cash Surrender Value of this contract before the due date of the first Annuity or Income payment and without the consent of any Beneficiary unless irrevocably named. You may elect either a full or partial surrender of the Cash Surrender Value. In the case of a full surrender, this contract will be cancelled. A partial surrender will result in a reduction in your Contract Value. If you have a balance in more than one Account, your Contract Value will be reduced from all your accounts on a pro rata basis, unless you request otherwise.



L-14531                               9                        TIC Ed. 01-96

The Cash Surrender Value will be determined as of the next valuation following receipt of your Written Request. We may delay payment of the Cash Surrender Value of the Sub-Accounts for a period of not more than five days after we receive your Written Request. We may delay payment of the Cash Surrender Value of the Fixed Account for a period of not more than six months after we receive your Written Request.

CASH SURRENDER VALUE
The Cash Surrender Value is equal to the Contract Value less any amounts deducted on surrender which are shown on the CONTRACT SPECIFICATIONS and any applicable premium tax not previously deducted.

The Guaranteed Cash Surrender Value of the Fixed Account equals the Guaranteed Value of the Fixed Account less any amounts deducted on surrender which are shown on the CONTRACT SPECIFICATIONS, less any applicable premium tax not previously deducted and less any outstanding loan balance. For Guaranteed Cash Surrender Values of the Fixed Account, see the Table of Values.

CONTRACT CONTINUATION

Except as provided in the "Termination" provision, this contract does not require continuing purchase payments and will automatically continue as a paid-up contract during the lifetime of the Annuitant until the Maturity Date or until it is surrendered.



L-14531                               10                       TIC Ed. 01-96

                            DEATH BENEFIT PROVISIONS

DEATH OF ANNUITANT
A death benefit is payable to the Beneficiary upon the death of the Annuitant before the Maturity Date, unless prior to the Maturity Date there is a contingent annuitant surviving. A death benefit is also payable under those Settlement Options which provide for death benefits. We will pay the Beneficiary the death benefit in a single sum as described below upon receiving Due Proof of Death. A Beneficiary may request that a death benefit payable under this contract be applied to a Settlement Option subject to the provisions of this contract and the current Tax Law Qualification Rider.

DEATH OF OWNER WITH ANNUITANT SURVIVING
If the owner dies (including the first of joint owners) before the Maturity Date and with the Annuitant surviving, we will recalculate the value of the death benefit under provisions of DEATH PROCEEDS PRIOR TO THE MATURITY DATE below. The value of the death benefit, as recalculated, will be paid in a single lump sum or by other election to the party taking proceeds under the current Tax Law Qualification Rider. The party must take distributions no later than under the applicable elections of that provision. All references to annuitant in the DEATH PROCEEDS PRIOR TO MATURITY DATE provision will be replaced with reference to the owner.

DEATH PROCEEDS PRIOR TO THE MATURITY DATE
If the Annuitant dies before age 75 and before the Maturity Date, we will pay the Beneficiary the greatest of a), b), or c) below, less any applicable premium tax or prior surrenders not previously deducted as of the Death Report Date:

     a.     the Contract Value;

     b.     the total purchase payments under the contract; or

     c. the death benefit value, which will be reset once every five years to the then current Contract Value, immediately preceding the Death Report Date.

If the Annuitant dies on or after age 75, but before age 85 and before the Maturity Date, we will pay the Beneficiary the greatest of a), b), or c) below, less any applicable premium tax or prior surrenders not previously deducted as of the Death Report Date:

     a.     the Contract Value;

     b.     the total purchase payments under the contract; or

     c. the death benefit value, which will be reset once every five years to the then current Contract Value, occurring on or before the Annuitant's 75th birthday.

If the Annuitant dies on or after age 85 and before the Maturity Date, we will pay the Beneficiary the Contract Value less any applicable premium tax as of the Death Report Date.

DEATH PROCEEDS AFTER THE MATURITY DATE
If the Annuitant dies on or after the Maturity Date, we will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity or Income option then in effect.



L-14531                               11                       TIC Ed. 01-96

                              SETTLEMENT PROVISIONS

MATURITY DATE

The Maturity Date is shown on the CONTRACT SPECIFICATIONS. This is the date on which we will begin paying to you the first of a series of Annuity or Income payments in accordance with the Settlement Option elected by you. Annuity or Income payments will begin under this contract on the Maturity Date unless the contract has been fully surrendered or the proceeds have been paid to the Beneficiary prior to that date. We may require proof that the Annuitant is alive before Annuity payments are made. If no Maturity Date is specified, the automatic Maturity Date will be the greater of when the Annuitant reaches age 75 or ten years after the Contract Date.

Additionally, to the extent permitted by law, at least 30 days before the original Maturity Date, you may change the Maturity Date by Written Request to any time prior to the Annuitant's 85th birthday or to a later date with our consent.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, we will pay the amount payable under this contract to you in one lump sum or in accordance with the option elected by you. While the Annuitant is alive, you may change your Settlement Option election by Written Request, but only before the Maturity Date. Once Annuity or Income payments have commenced, no further election changes are allowed.

During the Annuitant's lifetime, if no election has been made on the Maturity Date, we will pay to you the first of a series of monthly Annuity payments based on the life of the Annuitant, in accordance with Annuity Option 2, with 120 monthly payments assured.

MINIMUM AMOUNTS

The minimum amount that can be placed under a Settlement Option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100.00, we reserve the right to make payments at less frequent intervals.

ALLOCATION OF ANNUITY

At the time an election of one of the Annuity Options is made, the person electing the option may further elect to have the Cash Surrender Value applied to provide a Variable Annuity, a Fixed Annuity or a combination of both.

If no election is made to the contrary, the value of a Sub-Account will be applied when Annuity payments start to provide an Annuity which varies with the investment experience of that same Sub-Account and the value of the Fixed Account will be applied to provide a Fixed Annuity.

You may elect to transfer Contract Value from one Account to another, as described in the provision "Transfer Between Accounts," in order to reallocate the basis on which Annuity payments will be determined. Once Annuity payments start, you may, with our consent, change the allocation of your values in each Sub-Account.

VARIABLE ANNUITY

AMOUNT OF BASIC FIRST PAYMENT
The LIFE ANNUITY TABLES are used to determine the basic first monthly Annuity payment. They show the dollar amount of the basic first monthly Annuity payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the Cash Surrender Value as of 14 days before the date Annuity payments start. We reserve the right to require satisfactory proof of the age of any person on whose life Annuity payments are based before making the first payment under any of these options.

ANNUITY UNIT VALUE
The initial value of an Annuity Unit for each Sub-Account was set at $1.00. On any Valuation Date, the Annuity Unit Value for a Sub-Account equals the Sub-Account Annuity Unit Value on the immediately preceding Valuation Date, multiplied by the net investment factor for that Sub-Account for the Valuation Period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is shown on the CONTRACT SPECIFICATIONS.



L-14531                               12                       TIC Ed. 01-96

The Value of an Annuity Unit as of any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS
We determine the number of Annuity Units credited to this contract in each Sub-Account by dividing the basic first monthly Annuity payment attributable to that Sub-Account by the Sub-Account's Annuity Unit Value as of 14 days before the due date of the first Annuity payment.

AMOUNT OF SECOND AND SUBSEQUENT BASIC PAYMENTS
The dollar amount of the second and subsequent payments may change from month to month. The total amount of each Annuity payment will be equal to the sum of the basic payments in each Sub-Account.

The actual amount of the basic payments in each Sub-Account is found by multiplying the number of Annuity Units credited to the contract in that Sub-Account by the Annuity Unit Value of the Sub-Account as of the date 14 days prior to the date on which the payment is due.

FIXED ANNUITY

A Fixed Annuity is an Annuity with payments which remain fixed as to dollar amount throughout the payment period. The dollar amount of the first Fixed Annuity payment will be calculated as described above in the "Amount of Basic First Payment" provision. All subsequent payments will be in the same amount and that amount will be assured throughout the payment period. If it would produce a larger payment, we agree that the Fixed Annuity payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

ANNUITY OPTIONS

Subject to conditions stated in ELECTIONS OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS, all or any part of the Cash Surrender Value of this contract may be paid under one or more of the Annuity Options below.

OPTION 1.  LIFE ANNUITY - NO REFUND
We will make monthly annuity payments during the lifetime of the person on whose life the payments are based, ending with the last monthly payment preceding death.

OPTION 2.  LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED
We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based, and under the conditions stated below.

If at the death of that person, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated Beneficiary during the remainder of the period.

OPTION 3.  JOINT AND LAST SURVIVOR LIFE ANNUITY
We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based and during the lifetime of the survivor.

No more payments will be made after the death of the survivor.

OPTION 4. JOINT AND LAST SURVIVOR LIFE ANNUITY - ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE
We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee.

No further payments will be made following the death of the survivor.

OPTION 5.  OTHER ANNUITY OPTIONS
We will make any other arrangements for Annuity payments as may be mutually agreed.



L-14531                               13                       TIC Ed. 01-96

INCOME OPTIONS

We will pay all or any part of the Cash Surrender Value to you under one or more of the Income Options below subject to the conditions stated in ELECTION OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS and the currently effective Tax Qualification Rider.

The Cash Surrender Value used to determine the amount of any Income payment will be based on the Accumulation Unit Value as of 14 days before the date an Income payment is due and will be determined the same way as in the Accumulation period.

OPTION 1.  PAYMENTS OF A FIXED AMOUNT
We will make equal payments each month in the amount elected until the Cash Surrender Value applied under this option is gone.

The first monthly payment will be paid from each Sub-Account in proportion to its Cash Surrender Values applied.

The second payment and all later payments from each Sub-Account will be the same as the first payment under this option. The final payment will include any amount that is not enough to make another full payment.

OPTION 2.  PAYMENTS FOR A FIXED PERIOD
We will make monthly payments for the period selected. The amount of each payment will be equal to the then remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

OPTION 3.  OTHER INCOME OPTIONS
We will make any other arrangements for Income payments as may be mutually agreed.



L-14531                               14                       TIC Ed. 01-96

                               GENERAL PROVISIONS

THE CONTRACT
The entire contract between you and us consists of the contract and all attached pages.

CONTRACT CHANGES
The only way this contract may be changed is by a written endorsement signed by one of our officers.

SUBSTITUTION OF SEPARATE ACCOUNT OR FUNDING OPTIONS
If it is not possible to continue to offer a Separate Account or Funding Option, or in our judgment becomes inappropriate for the purposes of this contract, we may substitute another Separate Account or Funding Option without your consent, upon approval of the Insurance Commissioner. Substitution may be made with respect to both existing investments and investment of future premium payments. However, no such substitution will be made without notice to you and without prior approval of the Securities and Exchange Commission, to the extent required by law.

MISSTATEMENT
If the Annuitant's or owner's sex or date of birth was misstated, all benefits of this contract are what the purchase payment paid would have purchased at the correct sex and age. Proof of the Annuitant's and owner's age may be filed at any time at Our Office.

INCONTESTABILITY
We will not contest this contract from its Contract Date.

TERMINATION
We reserve the right to terminate this contract on any Valuation Date if the Contract Value as of the date is less than the Termination Amount shown on the CONTRACT SPECIFICATIONS, and purchase payments have not been made to this contract for at least two years. Termination will not occur until 31 days after we have mailed notice of termination to you at your last known address. If this contract is terminated, we will pay you the Cash Surrender Value, if any.

REQUIRED REPORTS
We will furnish a report to the owner as often as required by law, but at least once in each Contract Year before the due date of the first Annuity or Income payment. The report will show the number of Accumulation Units credited to the contract in each Account and the corresponding Accumulation Unit Value as of the date of the report.

VOTING RIGHTS
If required by federal law, you may have the right to vote at the meetings of the Shareholders of the Funding Option. If you have voting rights, we will send a notice to you telling you the time and place of a meeting. The notice will also explain matters to be voted upon and how many votes you may exercise.

MORTALITY AND EXPENSES
Our actual mortality and expense experience will not affect the amount of any Annuity or Income payments or any other values under this contract.

NON-PARTICIPATING
This contract does not share in our surplus earnings, so you will receive no dividends under it.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE
If there is any change in a law assessing taxes against us based upon the premiums or value of this contract, we reserve the right to charge you proportionately for that tax. This would include a tax based upon our realized net capital gains in the Sub-Accounts and on earnings in the Fixed Account, on which we are not currently taxed.

CONFORMITY WITH STATE AND FEDERAL LAWS
This contract is governed by the law of the state in which it is delivered. Any paid-up Annuity, Cash Surrender or death benefits that are available under this contract are not less than the minimum benefits required by the statutes of the state in which this contract is delivered.

Upon receiving appropriate state approval, we may at any time make any changes, including retroactive changes, in this contract to the extend that the change is required to meet the requirements of any law or regulation issued by an governmental agency to which we or you are subject.



L-14531                               15                       TIC Ed. 01-96

EMERGENCY PROCEDURE
We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Sub-Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Sub-Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders. Any provision of this contract which specifies a Valuation Date will be superseded by this Emergency Procedure.

RELATION OF THIS CONTRACT TO THE SEPARATE ACCOUNTS AND SUB-ACCOUNTS
We will have exclusive and absolute ownership and control of the assets of our Separate Account and the Sub-Accounts. That portion of the assets of a Separate Account or Sub-Account equal to the reserves and other contract liabilities with respect to such Separate Account or Sub-Account shall not be chargeable with liabilities arising out of any other business we conduct. Our determination of the value of an Accumulation Unit and an Annuity Unit by the method described in this contract will be conclusive.



L-14531                               16                       TIC Ed. 01-96

                                 TABLE OF VALUES
   GUARANTEED VALUES OF THE FIXED ACCOUNT PER $1,000 OF NET PURCHASE PAYMENT
                                    APPLIED

   NO. OF                                    GUARANTEED            NO. OF YEARS                                   GUARANTEED
 YEARS FROM                                     CASH                 FROM DATE                                       CASH
DATE PAYMENT            GUARANTEED           SURRENDER              PAYMENT IS             GUARANTEED             SURRENDER
 IS APPLIED               VALUE                VALUE                  APPLIED                VALUE                  VALUE
     1                     1030                 1030                    36                    2898                   2898
     2                     1060                 1060                    37                    2985                   2985
     3                     1092                 1092                    38                    3074                   3074
     4                     1125                 1125                    39                    3167                   3167
     5                     1159                 1159                    40                    3262                   3262
     6                     1194                 1194                    41                    3359                   3359
     7                     1229                 1229                    42                    3460                   3460
     8                     1266                 1266                    43                    3564                   3564
     9                     1304                 1304                    44                    3671                   3671
     10                    1343                 1343                    45                    3781                   3781
     11                    1384                 1384                    46                    3895                   3895
     12                    1425                 1425                    47                    4011                   4011
     13                    1468                 1468                    48                    4132                   4132
     14                    1512                 1512                    49                    4256                   4256
     15                    1557                 1557                    50                    4383                   4383
     16                    1604                 1604                    51                    4515                   4515
     17                    1652                 1652                    52                    4650                   4650
     18                    1702                 1702                    53                    4790                   4790
     19                    1753                 1753                    54                    4934                   4934
     20                    1806                 1806                    55                    5082                   5082
     21                    1860                 1860                    56                    5234                   5234
     22                    1916                 1916                    57                    5391                   5391
     23                    1973                 1973                    58                    5553                   5553
     24                    2032                 2032                    59                    5720                   5720
     25                    2093                 2093                    60                    5891                   5891
     26                    2156                 2156                    61                    6068                   6068
     27                    2221                 2221                    62                    6250                   6250
     28                    2287                 2287                    63                    6437                   6437
     29                    2356                 2356                    64                    6631                   6631
     30                    2427                 2427                    65                    6829                   6829
     31                    2500                 2500                    66                    7034                   7034
     32                    2575                 2575                    67                    7245                   7245
     33                    2652                 2652                    68                    7463                   7463
     34                    2731                 2731                    69                    7687                   7687
     35                    2813                 2813                    70                    7917                   7917



L-14531CS                             17                       TIC Ed. 06-97

                       This Page Intentionally Left Blank









L-14531                               18                       TIC Ed. 01-96

                               LIFE ANNUITY TABLES
      DOLLAR AMOUNT OF THE FIRST MONTHLY ANNUITY PAYMENT WHICH IS PURCHASED
                            WITH EACH $1,000 APPLIED
                      OPTIONS 1 AND 2-SINGLE LIFE ANNUITIES

                                               120           180             240
ADJUSTED      ADJUSTED                       MONTHLY       MONTHLY         MONTHLY
   AGE          AGE             NO           PAYMENTS      PAYMENTS       PAYMENTS
  MALE         FEMALE         REFUND         ASSURED       ASSURED         ASSURED
   50           54            $4.13          $4.10         $4.06            $4.00
   51           55             4.20           4.17          4.13             4.06
   52           56             4.28           4.25          4.20             4.12
   53           57             4.37           4.33          4.27             4.18
   54           58             4.46           4.41          4.35             4.25
   55           59             4.55           4.50          4.42             4.31
   56           60             4.65           4.59          4.51             4.38
   57           61             4.76           4.69          4.59             4.44
   58           62             4.87           4.79          4.68             4.51
   59           63             4.99           4.90          4.77             4.58
   60           63             5.12           5.01          4.86             4.65
   61           65             5.26           5.13          4.96             4.72
   62           66             5.40           5.25          5.06             4.79
   63           67             5.56           5.39          5.16             4.85
   64           68             5.72           5.52          5.27             4.92
   65           69             5.90           5.67          5.37             4.99
   66           70             6.09           5.82          5.48             5.05
   67           71             6.29           5.97          5.59             5.11
   68           72             6.51           6.13          5.69             5.16
   69           73             6.74           6.30          5.80             5.21
   70           74             6.99           6.48          5.90             5.26
   71           75             7.26           6.66          6.01             5.31
   72           76             7.54           6.84          6.11             5.34
   73           77             7.86           7.03          6.20             5.38
   74           78             8.19           7.22          6.29             5.41
   75           79             8.55           7.41          6.38             5.43

                 OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY

ADJUSTED
 AGE OF                       ADJUSTED AGE OF SECOND LIFE
  FIRST LIFE           M-51    M-56       M-58     M-61      M-63       M-66      M-71
MALE       FEMALE      F-55    F-60       F-62     F-65      F-67       F-70      F-75
 50          54       $3.69    $3.81    $3.85     $3.91     $3.94      $3.98     $4.04
 55          59        3.82     3.99     4.06      4.15      4.20       4.28      4.38
 57          61        3.87     4.06     4.14      4.25      4.32       4.41      4.53
 60          64        3.93     4.17     4.26      4.40      4.48       4.61      4.78
 62          66        3.97     4.23     4.34      4.49      4.60       4.74      4.96
 65          69        4.02     4.32     4.44      4.63      4.76       4.95      5.24
 70          74        4.09     4.43     4.59      4.83      5.01       5.27      5.72

Dollar amounts of the first monthly payments for ages not shown in these Tables will be calculated on the same basis as those shown and may be obtained from us. Amounts shown in these Tables are based on the Progressive Annuity Table, with a two year set-back, (assuming births in the year 1900) with interest at the rate of 3% per annum. The adjusted age of the person on whose life the Annuity is based is determined from the actual age last birthday on the due date of the first Annuity payment in the following manner.

    Calendar Year in which
    First Payment is Due . .           1991-2000      2001-2010     2011 & later
    Adjusted Age is Actual Age           plus 2         plus 1        plus 0


L-14532                               19                       TIC Ed. 01-96

                 OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY
                    ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE


ADJUSTED AGE OF
PRIMARY PAYEE                            ADJUSTED AGE OF SECOND PAYEE

      MALE           50               55             60             65
       50           $3.82            $3.90          $3.96         $4.01
       55            4.05             4.15           4.25          4.34
       60            4.31             4.45           4.59          4.73
       65            4.60             4.78           4.98          5.19
       70            4.93             5.16           5.43          5.71

ADJUSTED AGE OF
PRIMARY PAYEE                            ADJUSTED AGE OF SECOND PAYEE
      FEMALE         50               55             60             65
       50           $3.70            $3.75          $3.79         $3.81
       55            3.93             4.00           4.06          4.11
       60            4.19             4.30           4.40          4.48
       65            4.48             4.64           4.79          4.92
       70            4.81             5.03           5.25          5.46


Dollar amounts of the first monthly payments for ages not shown in these Tables will be calculated on the same basis as those shown and may be obtained from us. Amounts shown in these Tables are based on the Progressive Annuity Table, with a two year set-back, (assuming births in the year 1900) with interest at the rate of 3% per annum. The adjusted age of the person on whose life the Annuity is based is determined from the actual age last birthday on the due date of the first Annuity payment in the following manner.

      Calendar Year in which
      First Payment is Due . .        1991-2000      2001-2010     2011 & later
      Adjusted Age is Actual Age        plus 2         plus 1        plus 0


L-14532                               20                       TIC Ed. 01-96

                           TAX LAW QUALIFICATION RIDER

This rider is made a part of this contract as its Contract Date in order to comply with the tax rules under Section 72(s) of the Code for required distributions upon the death of any contract owner. The following conditions, restrictions and limitations must apply to maintain the tax qualified status of your Annuity.

REQUIRED DISTRIBUTIONS WHERE OWNER AND ANNUITANT DIE SIMULTANEOUSLY

If you are the owner and the Annuitant or you are the owner and you die simultaneously with the Annuitant before payment of any Annuity or Income Option begins, an amount equal to the Death Benefit will be distributed within five years of your death to the contract Beneficiary unless:

      a. the Beneficiary elects by Written Request to have the proceeds distributed over the Beneficiary's life or over a period not extending beyond life expectancy, and the payments begin within one year of your death; or

      b. the sole Beneficiary is your spouse who elects by Written Request to continue the contract as the owner and Annuitant.

If you are the owner and the Annuitant or you are the owner and you die simultaneously with the Annuitant after an Annuity or Income option begins but before your entire interest has been distributed, the remaining proceeds of the contract will be distributed at least as rapidly as they were being distributed under the method of payment in effect at the time of your death.

The death of the first joint owner triggers these distribution requirements.

NON-NATURAL OWNER HOLDING FOR NATURAL PERSONS

The above rules also apply if you are not an individual and the primary Annuitant dies before payment of an Annuity or Income Option begins. Payments will be made to the Beneficiary. The primary Annuitant is the first-named Annuitant and the individual who is of primary importance in affecting the timing or amount of payments under the contract.

If you are not an individual and the primary annuitant dies after payment of an Annuity or Income option begins, the remaining proceeds of the contract will be distributed at least as rapidly as they were being distributed under the method of payment in effect at the time of the primary Annuitant's death.

REQUIRED DISTRIBUTIONS WHERE OWNER AND ANNUITANT DO NOT DIE SIMULTANEOUSLY

If you are the owner but not the Annuitant, and you die before the Annuitant and before payment of an Annuity or Income Option begins, an amount equal to the Death Benefit will be distributed within five years of your death to the joint owner surviving you. In this circumstance, the joint owner is the "designated beneficiary" referred to in Section 72(s) of the Code, and his or her rights preempt those of the Beneficiary named in a Written Request. The distribution may be made over a period that exceeds five years from your death or postponed by your spouse if:

      a. the joint owner elects by Written Request to have the proceeds distributed over his or her life or over a period not extending beyond life expectancy, and the payments begin within one year of your death; or

      b. the sole joint owner is your spouse, who elects by Written Request to continue the contract as owner.

The joint owner is determined by contract designation. If there is no joint owner or Beneficiary surviving you, ownership of this contract passes to your estate. The estate or the individual taking the contract benefits through your estate must take complete distribution within five years of your death.

If you are the owner but not the Annuitant, and you die after payment of an Annuity or Income Option begins, the remaining proceeds of the contract will be distributed at least as rapidly as they were being distributed under the method of payment in effect at the time of your death.

The death of the first joint owner triggers these distribution requirements.



L-14533                                                        TIC Ed. 01-96

ADMINISTRATIVE COMPLIANCE

If the Code and related law, regulations and rulings require a distribution other than described above in order to keep this Annuity contract qualified under the Code, we will administer the contract in accordance with these laws, regulations, and rulings. We will provide you with a revised rider describing any necessary changes, following all regulatory approvals

                              THE TRAVELERS INSURANCE COMPANY

                                    /s/ M.A. CARPENTER

                                    CHAIRMAN



L-14533                                                        TIC Ed. 01-96

                      INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT






               Non Tax Qualified                         Non-Participating





L-14529                                                        TIC Ed. 01-96

                       ENHANCED DEATH BENEFIT ENDORSEMENT

This endorsement is made a part of this contract as of the date it is attached to the contract.

The "DEATH PROCEEDS PRIOR TO THE MATURITY DATE" provision is amended by deleting the provision and replacing it with the following:

                     DEATH PROCEEDS PRIOR TO THE MATURITY DATE

If the Annuitant dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greatest of (1), (2) or (3) below, less any applicable premium tax or outstanding loans as of the Death Report Date:

      (1) the Contract Value on the Death Report Date; or

      (2) the total Purchase Payments made under the contract, less the total of any partial surrenders; or

      (3) the maximum of all Step-Up Death Benefit Values (as described below) in effect on the Death Report Date which are associated with any Contract Date anniversary occurring on or before the Annuitant's 80th birthday.

                           STEP-UP DEATH BENEFIT VALUE

A separate Step-Up Death Benefit Value will be established on each anniversary of the Contract Date which occurs on or prior to the Death Report Date and will initially equal the Contract Value on that anniversary. After a Step-Up Death Benefit Value has been established, it will be recalculated each time a Purchase Payment is made or a partial surrender is taken until the Death Report Date. Step-Up Death Benefit Values will be recalculated by increasing them by the amount of each applicable Purchase Payment and by reducing them by a Partial Surrender Reduction (as described below) for each applicable partial surrender. Recalculations of Step-Up Death Benefit Values related to any Purchase Payments or any partial surrenders will be made in the order that such Purchase Payments or partial surrenders occur.

                           PARTIAL SURRENDER REDUCTION

The Partial Surrender Reduction referenced above is equal to (1) the amount of a Step-Up Death Benefit Value immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by the Contract Value immediately prior to the partial surrender.

                                          THE TRAVELERS INSURANCE COMPANY

                                                      /s/ M.A. CARPENTER

                                                      President

L-22200                                                        TIC Ed. 07-98

                       STANDARD DEATH BENEFIT ENDORSEMENT

This endorsement is made a part of this contract as of the date it is attached to the contract.

The "DEATH PROCEEDS PRIOR TO THE MATURITY DATE" provision is amended by deleting the provision and replacing it with the following:

                     DEATH PROCEEDS PRIOR TO THE MATURITY DATE

If the Annuitant dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greatest of (1) or (2) below, less any applicable premium tax or outstanding loans as of the Death Report Date:

      (1)  the Contract Value on the Death Report Date; or

      (2) the total Purchase Payments made under the contract, less the total of any prior surrenders.

                                         THE TRAVELERS INSURANCE COMPANY

                                                      /s/ M.A. CARPENTER

                                                         President





L-22203                                                        TIC Ed. 07-98